United States
Securities And Exchange Commission
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-8061
Diamond Hill Funds

(Exact name of registrant as specified in charter)
325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices)           (Zip code)
James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)
Registrant’s telephone number, including area code: (614) 255-3333
Date of fiscal year end: 12/31
Date of reporting period: 12/31/08
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, Washington, DC 20549-0102. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus.

Annual Report

DIAMOND HILL® funds

December 31, 2008

Not FDIC Insured | May Lose Value | No Bank Guarantee

Invest With Us.

Table of Contents

Letter to Shareholders	1

Mission Statement, Pledge, and Fundamental Principles	4

Special Investment Letter	7

Management Discussion of Fund Performance

Diamond Hill Small Cap Fund	9

Diamond Hill Small-Mid Cap Fund	12

Diamond Hill Large Cap Fund	15

Diamond Hill Select Fund	17

Diamond Hill Long-Short Fund	20

Diamond Hill Financial Long-Short Fund	22

Diamond Hill Strategic Income Fund	25

Financial Statements

Schedules of Investments	27

Statements of Assets & Liabilities	39

Statements of Operations	41

Statements of Changes in Net Assets	42

Schedule of Capital Share Transactions	44

Financial Highlights	46

Notes to Financial Statements	53

Report of Independent Registered Public Accounting Firm	59

Other Items	60

Schedule of Shareholder Expenses	61

Management of the Trust	62

Notice of Privacy Policy	63
CAUTIONARY STATEMENT
At Diamond Hill, we pledge that,“we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than that quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-888-226-5595 or at Diamond Hill’s website (www.diamond-hill.com).

Letter to Shareholders
Dear Fellow Shareholders:
We are pleased to provide you with this year end update for the Diamond Hill Funds. Our focus remains on seeking out investment opportunities where the price-to-intrinsic value relationship provides an opportunity to earn an attractive rate of return over a five year period while also providing a margin of safety. The following table summarizes the performance of the Diamond Hill Class A shares relative to their benchmarks as of December 31, 2008.
The following table summarized the performance of the Diamond Hill Class A shares relative to their benchmarks as of December 31, 2008:

	Annualized
	One	Three	Five	Ten	Since	Inception
	Year	Years	Years	Years	Inception	Date

Small Cap Fund (DHSCX)	-25.99%	-8.65%	2.15%		8.51%	12/29/00
Russell 2000® (A)	-33.80%	-8.29%	-0.93%		1.71%

Small-Mid Cap Fund (DHMAX)	-30.01%	-8.68%			-8.68%	12/31/05
Russell 2500® (B)	-36.78%	-9.35%			-9.35%

Large Cap Fund (DHLAX)	-34.06%	-7.18%	2.39%		2.29%	6/29/01
Russell 1000® (C)	-37.60%	-8.66%	-2.04%		-2.22%

Select Fund (DHTAX)	-32.68%	-6.85%			-6.85%	12/31/05
Russell 3000® (D)	-37.31%	-8.62%			-8.62%

Long-Short Fund (DIAMX)	-23.65%	-2.72%	5.49%		5.37%	6/30/00
Russell 1000® (C)	-37.60%	-8.66%	-2.04%		-3.55%
50% Russell 1000® Index and 50% Citi 5yr Treasury (E)	-14.60%	0.20%	2.11%		1.97%

Financial Long-Short Fund (BANCX)	-44.98%	-19.02%	-9.08%	2.84%	3.56%	8/1/97
S&P Supercomposite Financials (F)	-52.20%	-22.56%	-11.14%	-3.35%	-1.50%

Strategic Income Fund (DSIAX)	-14.79%	-3.64%	-0.31%		3.53%	9/30/02
Merrill Lynch US Corporate, Government and Mortgage Index (G)	6.20%	5.89%	4.91%		4.83%

Source: Diamond Hill Funds, Bloomberg LP, Frank Russell Company and Morningstar
Returns are shown without sales charges but include all other expenses. Standardized returns are disclosed on the following pages.

(A)	The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

(B)	The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

(C)	The Russell 1000 Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

(D)	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E)	The Russell 1000 Index is a market-capitalization weighted index measuring performance of the largest 1,000 companies, on a market capitalization basis, in the Russell 3000® Index a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The blended index represents a 50% weighting of the Russell 1000® Index as described above and a 50% weighting of the Citigroup 5-Year Treasury Note Index. The Citigroup 5-Year Treasury Note Index is an unmanaged market value-weighted index of public obilgations of the U.S. Treasury with maturities of approximately five years.

(F)	Standard and Poor’s Supercomposite Financials Index is a capitalization-weighted index. Returns for the S&P Supercomposite Financials are price change only before November 29, 2001 and total return thereafter.

(G)	The Merrill Lynch US Corporate, Government & Mortgage Index tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, quasi-government, corporate and residential mortgage pass-through securities.

Diamond Hill Funds Annual Report December 31, 2008	Page 1

Equity Markets
The year 2008 proved to be one of the most difficult years for investors on almost every count as the S&P 500 ended the year down 37%. The housing and credit crises that began in 2007 gained momentum throughout the year, left no firm in the financial sector unaffected and permeated the large majority of the rest of the market. The combination of housing devaluations, the lenient lending standards and the layered structured products market caused the financial sector to fall like a house of cards, then resulted in a complete freeze in liquidity amongst the financial institutions. Corporate credit spreads on both investment grade and high yield blew out to unforeseen levels. Firms were forced to take financial statement write downs due to both credit issues and the liquidity complexities, and the collapse of many long-standing, well-known financials soon followed. Beginning with JPM Morgan Chase’s rescue of Bear Stearns, the fallout in the second half of the year was unprecedented with Lehman Brothers filing for bankruptcy, the federal regulators seizing IndyMac and Washington Mutual, the government bailouts of AIG, Fannie Mae and Freddie Mac, the seemingly forced mergers including Merrill Lynch and Wachovia and the countless capital infusions into the banking industry. As investors tried to follow and keep up with the quickly transpiring events, the volatility in the markets was remarkable with daily swings of approximately 5% becoming somewhat the norm or expected.
While there was talk of inflationary concerns in 2007, the predominant topic of conversation eighteen months later is one of deflation. Although there has been an inordinate amount of capital and money pumped into the system, the bursting of both the housing and credit bubbles along with the slowdown in the economy is a recipe for near term deflation with the potential of long-term inflation if necessary monetary policy monitoring and precautionary measures are not taken. Throughout 2008, the consumer has experienced a significant reduction in wealth given the substantial declines in house values, the marked decreases in investment & retirement portfolios and the loss of jobs or compensation cutbacks. As unemployment has risen to over 7% and average work hours per week have declined, the consumer has officially retreated and is now more concerned at a minimum with getting by and paying down debt. The credit driven consumption by institutions and consumers alike will have lingering effects for the economy for some time to come.
All major U.S. indices experienced significant declines. Large cap stocks (Russell 1000) decreased 37.6% for the year while Mid-cap stocks (Russell 2500) declined 36.8%. Small cap stocks (Russell 2000) were the markets best performers but were also down 33.8% for the year. In 2008 there was not much of style bias between the performance of growth versus value stocks in the all cap or large cap space. However, in the small and mid cap space there was a wide divergence in returns between growth and value styles, with value outperforming growth by approximately 10%.
While the performance of our equity funds in 2008 was indeed negative on an absolute basis, they all outperformed their respective benchmarks. Given the substantial market declines, the Long-Short Fund understandably outperformed its long-only benchmark (Russell 1000) by the widest margin of almost 14%. Our Funds with a bias towards large cap stocks, Large Cap and Select, outperformed the Russell 1000 and Russell 3000 by smaller margins approximately 350-450 basis points, respectively. The Select Fund achieved a four-star rating from Morningstar for its three-year track record at the close of the year. Our Funds with a bias towards small cap stocks had very good relative performance. The Small Cap Fund outperformed the Russell 2000 by approximately 750 basis points while the Small-Mid Cap Fund outperformed the Russell 2500 by over 650 basis points for the year. The Small-Mid Cap Fund also achieved a four-star rating from Morningstar for its three-year track record at the close of the year. The performance of the Diamond Hill Financial Long-Short Fund certainly reflected the difficulties stemming from the housing downturn and resulting in the associated financial debacle. While the Fund was the most negative on a total return basis, it outperformed its benchmark by over 700 basis points.
Over the last eighteen months we have most definitely seen the market psychology pendulum fully shift from greed to extreme fear. The current market environment has put many managers to the test on how to handle market adversity and volatility yet maintain their investment philosophy and discipline. We steadfastly hold true to our intrinsic value-based investment philosophy, which is driven by our estimate of normalized earnings and the five year estimated growth in those earnings. We continue to believe that our long term time horizon is a competitive advantage and sets us apart from the market and our peers. With the incredibly large 2008 market decline, the trailing ten-year total return on the S&P 500 is now negative. That is ten years of negative returns on a compound annual basis, and the only other ten-year rolling periods with negative returns are those that include the years of the Great Depression. To us, it is a good time to look for businesses with sustainable, long-term value trading at sufficient discounts to our estimates of intrinsic value. We are carefully navigating our way through our analysis and discovering more opportunities in the market than we have in some time.

Page 2	Diamond Hill Funds Annual Report December 31, 2008

Fixed Income Markets
In 2008, the credit crisis intensified to levels that few could imagine. In a global flight to liquidity, US Treasuries appreciated dramatically bringing yields to historically low levels. Most credit-sensitive sectors of the fixed income markets did very poorly resulting in high yields and historically wide spreads over Treasuries.
The credit markets have been battered by a number of well chronicled factors —falling house prices; losses in the financial sector; deleveraging of financial, business, and personal balance sheets; falling prices for most other assets including stocks and commercial real estate; rising unemployment and a sharp contraction in economic activity; and the expectation for significantly higher defaults in coming months. The US federal government (as well as governments around the world) has expanded its balance sheet and its involvement in the private sector to restore the financial markets and cushion the blow to the real economy.
Amid the uncertainty, there are reasons to be optimistic about corporate bonds and preferred securities. First, high yields and historically wide credit spreads reflect an expectation for future defaults that may prove to be worse than actually materializes. Second, now that the Federal Reserve has approached the zero bound of its target Federal Funds rate, its primary focus is on bringing down private sector borrowing rates. Finally, there are early signs that the government’s efforts are helping the credit markets as spreads have narrowed in several important sectors. A sustainable and meaningful improvement in the credit markets may require evidence of a stabilization of asset prices and the real economy as well as a path for the government to dramatically reduce its involvement in the financial sector.
Assuming as we do that the financial sector will once again function in a more normal way, there will be huge costs to that end. While deflation is the near term concern, over the medium to long term, inflation is one potential significant cost. Improved liquidity in the credit markets and renewed fear of inflation would be a toxic combination for Treasury securities from today’s prices.
Diamond Hill Capital Management, Inc.

Laurie Riebel	William P. Zox
Client Portfolio Manager	Portfolio Manager
Fixed Income

Diamond Hill Funds Annual Report December 31, 2008	Page 3

Mission Statement, Pledge and Fundamental Principles

Mission	The mission of Diamond Hill is to serve our clients through a disciplined intrinsic value-based approach to investing, while maintaining a long-term perspective, and aligning our interests with those of our clients.

To successfully pursue our mission, we are:
COMMITTED to the Graham-Buffett investment philosophy, with goals (over 5-year rolling periods) to outperform benchmarks and our peers, and achieve absolute returns sufficient for risk of asset class.
DRIVEN by our conviction to create lasting value for clients and shareholders.
MOTIVATED through ownership of Diamond Hill funds and company stock.

Investment Philosophy	At Diamond Hill, the investment philosophy, which is rooted in the teachings of Benjamin Graham and the methods of Warren Buffett, drives the investment process — not the opposite.

Most simply, we invest in a company when its market price is at a discount to our appraisal of the intrinsic value of the business (or at a premium for short positions).
There are four guiding principles to our investment philosophy:
♦ Treat every investment as a partial ownership interest in that company
♦ Invest with protection of capital, as well as return on capital, in mind
♦ Have a long-term investment temperament
♦ Recognize that market price and intrinsic value converge over time
“Investment is most intelligent when it is most businesslike.”
— BENJAMIN GRAHAM

Pledge	Consistent with our mission & investment philosophy, we pledge the following to all of our clients:

Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in businesses that are available at prices below intrinsic value (at a premium for short positions) and are managed or controlled by trustworthy and capable people. Benjamin Graham pioneered this discipline during the 1930s and many others have practiced it with great success ever since, most notably Warren Buffett.

We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each possesses the highest level of character, business ethics and professionalism.

Page 4	Diamond Hill Funds Annual Report December 31, 2008

Our employees will enjoy a working environment that supports professional and personal growth, thereby enhancing employee satisfaction, the productivity of the firm and the experience of our clients.

“Invest With Us” means we will invest the capital you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill employees and affiliates are significant investors in the same portfolios in which our clients invest and are collectively the largest shareholders in the Diamond Hill Funds. In addition, all Diamond Hill employees are subject to a Code of Ethics, which states that all personal investments must be made in a Diamond Hill fund, unless approved by our Chief Compliance Officer.

Our	Valuation
fundamental
investment	Every share of stock has an intrinsic value that is independent of its current stock market price.
principles
At any point in time, the stock market price may be either significantly higher or lower than intrinsic value.

Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

Over sufficiently long periods of time, five years and longer, the stock market price tends to converge with intrinsic value.

Calculating Intrinsic Value Estimate

We believe that we can determine a reasonable approximation of that intrinsic value in some cases.

That value can be determined if we have a reasonable basis for projecting the future cash flows of a business and use an appropriate discount rate.

In estimating intrinsic value, we use an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow, private market value, and leveraged buyout analyses, we draw from other areas we believe are relevant to our investment decision-making. These include economics, statistics and probability theory, politics, psychology, and consumer behavior.

In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as most difficult job.

The Diamond Hill investment process continually compares market price to our estimate of intrinsic value, which is updated over time as new information arises.

Suitable Investments

We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value (or at a premium for short positions).

We concentrate our investments in businesses whose per share intrinsic value is likely to grow.

To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage and significant growth prospects as well as outstanding managers and employees.

Diamond Hill Funds Annual Report December 31, 2008	Page 5

Every business in which we invest is “handicapped” by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay, our returns from less than ideal businesses may be even better than our returns from ideal businesses.

Risk & Return

We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the growth in per share intrinsic value. For short positions, a growing intrinsic value may shorten the holding period.

We do not define risk by price volatility. We define risk as the possibility that we are unable to obtain the return of the capital that we invest as well as a reasonable return on that capital when you need the capital for other purposes. If your time horizon is less than five years, then you should not invest that capital in the stock market.

Our	Yield
fundamental
strategic income principles	Our primary goal is to generate a yield greater than the current rate of inflation without bearing undue credit or interest rate risk. However, we cannot guarantee any specific yield.

Approach

A flexible approach allows us to invest in both investment grade and non-investment grade corporate bonds as well as in preferred securities, real estate investment trusts, master limited partnerships, and closed end funds.

We can also invest in securities issued by the U.S. government and its agencies when conditions warrant.

Total Return

We balance our income objective with a focus on total return. Over the next five years, our objective is to earn equity-like returns in the income markets with lower year-to-year volatility and more importantly, a much lower risk of permanent loss of capital.
“You simply have to behave according to what is rational than according to what is fashionable.”
— WARREN BUFFETT

Page 6	Diamond Hill Funds Annual Report December 31, 2008

Special Investment Letter -
S&P 500 Redux
Past Predictions
At the inception of Diamond Hill in May 2000, we expected the total return of the S&P 500 to moderate to no more than 5% per annum over the coming decade, considerably lower than what had been experienced in the prior decade. The primary reason for this forecast was a starting valuation level that was simply too high. At the end of 2003, we provided an update. Despite losing more than 5% per annum through the end of 2003, we were not inclined to raise the forecast materially, bumping our forecast to 6% per annum for the decade ending 2013. Through August of 2008, this forecast was faring well, as the compound return had been a bit above 5%. However, after the past four months, the trailing 5-year annualized return has dropped to a -2.2%. The S&P 500, therefore, would need to return approximately 14.9% per annum over the next five years in order to make the end of 2003 prediction of 6% per annum over the next decade come true. Thus far, it is shaping up to be a lost decade in terms of equity returns and even relatively downbeat forecasts have erred on the optimistic side.
A convenient excuse might be that the unfolding credit crisis, which originated in the subprime mortgage sector and can now be fairly characterized as broad-based, could not have been foreseen so long ago. While this is true, it ignores one reality. Easy credit, both in terms of low interest rates (spurred by central bank rate cuts in the wake of the tech and telecom crash and the coincident mild economic recession) and lax underwriting, contributed to the strong economy and stock market in the previous years. Without this easy credit, housing prices would not have risen as much as occurred. The portion of consumer spending that was driven by home equity extraction, made possible by the rise in home prices, would have been muted. Furthermore, the expansion of other types of consumer credit, such as revolving credit cards, has also allowed consumer spending to outpace incomes for some time. Finally, narrow spreads in various credit markets also led to booming environments in commercial real estate and mergers and acquisitions including highly leveraged going private transaction. These were positive influences on stock prices. It would seem intellectually dishonest to accept the favorable early benefits of these factors on the original forecast, while blaming the eventual consequences of some of the irrational behavior as being unforeseeable.
A second possible defense is far simpler. Perhaps, despite the economy facing real challenges, stock prices have overreacted and are now at levels implying high future returns. Many managers with stellar long-term records have publicly called now the best ‘buying opportunity’ of their careers. Warren Buffett, who has seldom made general “market calls,” wrote an op-ed in The New York Times on October 17, 2008, summarizing his belief that while the economic news will be grim for a time, it was now time to buy stocks. The S&P 500 closed at about 940 that day. We will explore this more in a bit.
Why Bother?
Since we are active managers at Diamond Hill, we have never owned the S&P 500 Index through an index fund or ETF and more than likely will not in the future. In constructing our Fund portfolios, we have always been willing to veer far from the benchmark. So, our outlook only tangentially affects what we do. There are a couple reasons for our interest, however. First, although we are seldom involved in client decisions regarding asset allocation among various asset classes (equities, fixed income, and real estate with each often further subdivided into different categories), these forecasts give a sense of our opinion for the general U.S. equity market. Second, it provides information in setting the discount rate to use for an individual company under analysis.
The Difficulty of Normalizing Earnings in Today’s Environment
Corporate earnings and interest rates are the two fundamental underpinnings for the long-term value of stocks. A third component, which we’ll term investor psychology, is also very important to the short-term performance of stocks. However, this is ordinarily a less predictable component of returns that in the long-term tends to recede in importance as investor’s intermittent bouts of fear and greed tend to cancel one another out. Recently, however, earnings have demonstrated great instability as well. After corporate profits (excluding write-offs, a topic for another discussion) retreated in 2001 approximately 20%, S&P 500 earnings grew steadily and briskly once again over the ensuing 5 years. At the onset of 2008, many strategists forecast 2008 S&P earnings to eclipse $90 per share, up from the mid to high $80’s in 2006 and 2007. When companies finish reporting fourth quarter earnings this winter, S&P 500 earnings are

Diamond Hill Funds Annual Report December 31, 2008	Page 7

likely to be in the mid $60 per share range, which again excludes a heavy amount of write-offs, especially in the financial sector. The year 2009 is likely to be another down year for earnings, perhaps receding to the mid $50’s per share, a level last seen in the year 2000. This has been a huge miss, obviously. For energy and basic materials companies, commodity prices have undergone huge downward swings. In the financial sector, banks have had to increase provisions for loan losses while insurers have marked down investment portfolios. And the upheaval in the credit markets spilled into the real economy at an accelerated rate starting in October, leading to a rapid falloff in orders and uncertain capital spending budgets that is wearing on most industrials. Clearly, past income statement data may be less reliable for predicting the future than normal. As long-term investors, we attempt to estimate the economic earnings a company will generate over an entire economic earnings cycle. Even dividends, which have historically risen at a slow but steady pace, in part because managements tend to be conservative in setting dividend policy (once instituting a dividend at a certain level, they have been reluctant to reduce it later), are likely to fall substantially in 2009 as banks and other companies preserve capital that may be needed to weather the downturn. Clearly, today’s economic environment presents challenges in estimating “average” earnings.
The Future Outlook
Let’s return to the premise that the steep decline in the S&P 500 might leave it unusually cheap. The S&P 500 closed at approximately 770 on February 20, 2009. At this level, using trailing dividends and estimated 2008 earnings, the S&P 500 is trading at approximately a 3.6% dividend yield (at a time when the 10-year Treasury bond is approximately 2.6%) and less than 12X earnings. As mentioned, these figures make stocks appear cheaper than reality as both dividends and earnings are likely to fall in 2009. Still, provided that the economic slump does not drag on for a multi-year period and that corporate profits maintain their relative share of GDP, the resumption of economic and earnings growth, the current dividend yield, and a small bit of multiple expansion suggest to us that the expected return for the S&P 500 over the next five years is now 10% — 12%. The bad news is that while Treasuries currently offer miniscule returns, many areas of the bond market offer expected returns that approach these same returns. The good news is that we do expect equities will once again allow investors to compound capital commensurate with the risk involved.

Diamond Hill Investments

Tom Schindler
Portfolio Manager

Page 8	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Small Cap Fund
Performance Update
Results (Class A) Since Inception*

					Since
	Year		Five Years		12/29/00
	Ended 12/31/08		Ended 12/31/08		Inception

Diamond Hill Small Cap Fund (DHSCX)	(25.99%	)	2.15%		8.15%

Russell 2000 Index	(33.80%	)	(0.93%	)	1.71%

*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.
Portfolio Commentary

Thomas P. Schindler, CFA
Portfolio Manager

Christopher M. Bingaman, CFA
Assistant Portfolio Manager

Christopher A. Welch, CFA
Assistant Portfolio Manager
The Diamond Hill Small Cap Fund — Class A returned a -25.99% in 2008, ahead of the Russell 2000 return of -33.80%. The trailing 3-year annualized return of -8.64% falls below the Russell 2000 Index comparable return of -8.25% while the trailing 5-year annualized return of 2.15% exceeds the comparable Russell 2000 return of -0.93%.
Obviously, 2008 proved to be a very difficult year for equity markets — both domestic and foreign. Credit spreads, the difference in yields between various types of debt securities and Treasuries, also widened by historic proportions, leading to losses in many types of credit-sensitive debt. Treasuries rallied, as investors sought safety and the Federal Reserve continued to aggressively ease short-term rates in an attempt to stimulate the U.S. economy as well as aid beleaguered banks and other private sector borrowers.
By sector, only consumer staples and utilities contributed positively to the Fund’s performance during the year. Long’s Drug Stores was acquired by CVS Caremark for a healthy premium while Flowers Foods (a 1.0% position on 12/31/08), Chattem (1.1%), and Lance (0.9%) all benefitted from their defensive nature, as the more steady demand for their products led to relatively stable earnings and stock multiples. Likewise, while many utilities possess some non-regulated businesses, regulated gas delivery or electricity generation businesses are often sought by investors for their relatively steady earnings and dividend streams. WGL Holdings (1.2%), Integrys, and UGI (gas) (1.6%) and Cleco (electric) (1.3%) remained largely flat for the year, though Integrys was sold due to concern about its trading operations, especially in the wake of the failure of Lehman Brothers and issues surrounding counterparty risk.
Stocks in various energy companies have been major investments in the Fund for the past several years. These stocks were up substantially at mid-year, only to give back the gains and more as they tracked the fall in commodity prices. Helmerich & Payne (1.7%), which primarily supplies land drilling rigs, was sold and later repurchased during the year for a net positive contribution. Southwestern Energy (1.4%) continues to develop its Fayetteville shale play and through asset sales has positioned its balance sheet to concentrate even more on this area. All other energy holdings finished the year significantly lower. Both Encore Acquisition (2.8%) and Whiting (1.6%) have enhanced oil recovery projects whose economic attractiveness is very sensitive to the price of oil. Berry Petroleum (0.4%) had several issues that contributed to its being the worst performer among the energy holdings- a widening basis for its oil and natural gas (the difference between localized prices and commodity benchmarks) and the bankruptcy of its major refining customer, Big West Oil. Cimarex (2.9%), primarily a natural gas producer, continued to perform in-line with our expectations fundamentally, but has been impacted by the overall decline in natural gas prices. Finally, oil service providers Lufkin Industries (0.9%) and Hornbeck Offshore (1.1%) each had a very profitable 2008, but looming capital expenditures cuts by E&P companies will negatively impact their profits looking forward to 2009.
While recent demand has declined precipitously for both oil and natural gas (the proximate cause for the commodity price decline in each) the recent historical supply picture has been very different. In oil, aging fields have shown serious

Diamond Hill Funds Annual Report December 31, 2008	Page 9

decline rates and data on non-OPEC production indicate difficulty in increasing this source of production. Russia, the country thought to be the leading candidate to increase non-OPEC supply when there was much hand-wringing concerning the high price of oil, experienced production declines for the year. In natural gas, the supply response to high prices has proved quite successful. Unconventional reservoirs have grown production materially in the U.S., and a global LNG market is gaining traction, unfortunately for natural gas prices, both at a time when demand destruction has taken place due to the weak economy. Still, the cycle is much shorter in natural gas, and rigs are being idled quickly in an attempt to bring supply and demand back into balance. From our perspective, a return of demand, which may not happen in 2009, will resurrect some of the same issues that led to the price increases seen in the first half of the year in oil.
The financial sector experienced extreme distress this year due to mounting losses and the need for additional capital to repair the balance sheet as a result. While our overall financial sector weight was less than the benchmark Russell 2000, our bank holdings performed very poorly. In the second half of the year, we added several insurance companies to the portfolio including Assurant (1.5%), Assured Guaranty (1.4%), Old Republic (1.7%), and XL Capital (0.3%).
Holdings in the industrial and consumer sector also suffered material losses, but the performance of the underlying business were much different. In the industrial sector, companies including Lincoln Electric (1.4%), Apogee (1.4%), and KHD Humboldt (1.3%) generated higher revenues and earnings. Yet, around October, new orders fell in an unprecedented manner. Capital goods producers are subject to confidence on the part of their customers as well as the availability of credit, both of which dramatically changed in the latter part of the year. Looking forward, 2009 looks like it will be an extremely difficult year for industrial earnings, yet the stocks have declined so far that the market appears to assume this will persist for many years, a possibility but not a high likelihood in our opinion. Consumer discretion companies felt much more of an immediate burden on their revenues and earnings from the economic fallout. Consumer spending has almost assuredly been boosted over this decade by the rise in home prices, and was quick to suffer as this reversed. Yet, even the stock prices of companies that maintained steady businesses, such as Steiner Leisure (4.0%) and Brink’s (1.3%), were not immune from steep declines as investors fret about future consumer spending. Commentators have been predicting the collapse of the consumer for some time, and by the end of 2008, data is now available to support a decline in consumer spending. The combined decline in house prices and stocks is likely to lead to a higher savings rate as households try to repair personal balance sheets. Consumer spending will likely be under pressure for some time by necessity. We continue to look for opportunities in individual companies that we believe can combat these headwinds and generate reasonable returns.
Thank you for your support, and we look forward to working with you in the coming years.

Thomas P. Schindler, CFA	Christopher M. Bingaman, CFA	Christopher A. Welch, CFA
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Page 10	Diamond Hill Funds Annual Report December 31, 2008

Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small Cap Fund - Class A(A) and the Russell 2000 Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 29, 2000.
Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Tabular Presentation of Schedule of Investments
The table below provides the Small Cap Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	15%
Consumer Staples	3%
Energy	13%
Financial	16%
Health Care	7%
Industrial	14%
Information Technology	10%
Preferred	1%
Utilities	4%
Cash and Cash Equivalents	17%

100%

Diamond Hill Funds Annual Report December 31, 2008	Page 11

Diamond Hill Small-Mid Cap Fund
Performance Update
Results (Class A) Since Inception*

		Since
	Year	12/31/05
	Ended 12/31/08	Inception

Diamond Hill Small-Mid Cap Fund	(30.01%)	(8.68%)

Russell 2500 Index	(36.78%)	(9.35%)

*	The Fund return excludes any sales charges but includes all other expenses. Standard returns are disclosed on the following page.
Portfolio Commentary

Christopher A Welch, CFA
Portfolio Manager

Christopher M. Bingaman, CFA
Assistant Portfolio Manager

Thomas P. Schindler, CFA
Assistant Portfolio Manager
The Diamond Hill Small-Mid Cap Fund Class A load-waived shares returned -30.01% in 2008. This figure compares to a -36.78% return for the benchmark Russell 2500 Index. For the 3-year period ending 12/31/08, the Fund’s return was negative 8.68% annually while the Russell 2500 Index returned -9.35% on the same basis. Given the 12/30/05 inception date, the Fund does not yet have a performance record for 5 years.
If there was one theme that wove throughout 2008, it was “extremes.” We saw perhaps the toughest year in equity markets since at least the 1973-74 bear market. According to Investors Intelligence, September was the 8th worst month for the stock market since 1950, and October was the worst month ever. Financial stocks plunged during the first half of the year as credit losses widened far beyond earlier expectations. However, after losing more than half their value during the first six months, a couple of our bank stocks showed gains in the second half due both to government efforts to stabilize the financial system as well as an overcorrection in the stocks on the initial fears. Meanwhile, the energy sector and other commodity areas did the reverse, climbing skyward early in the year, then dropping off a cliff in the back half as domestic and worldwide demand disappeared. While we are disappointed in the high absolute level of losses the Fund experienced, we hope that the relative outperformance will assist us in building a strong long-term performance record.
Only 4 stocks that we held for the entire year produced gains in 2008. Those stocks are from four different market sectors: Lance Inc. (Consumer Staples) (a 0.8% position on 12/31/08), United Fire & Casualty (Financials) (1.8%), Southwestern Energy (Energy) (1.8%) and WGL Holdings Inc. (Utilities) (0.7%). We also experienced gains from a few of the holdings that we purchased in the last 4 months of the year after prices already reflected much of the poorer outlook. Examples of this include Allstate Corp. (2.1%), T Rowe Price Group Inc. (1.0%), Juniper Networks Inc. (1.1%) and Kohl’s Corp. (1.4%).
Our cash position began the year at approximately 15% and varied throughout the year based on the number and the size of opportunities we were able to find. Our cash position fell to around 8% at the end of December as there were more attractive valuations during the 4th quarter. Additionally, the field of choices increased as many former Large Cap stocks fell into the Mid Cap range near year-end. Stocks that we bought in the last 4 months of the year which were above our typical market cap range earlier in the year include the 4 new purchases mentioned in the previous paragraph plus Freeport-McMoRan Copper & Gold, Inc. (1.2%). In making these and other late-year purchases, we kept a strong focus on the combination of balance sheet strength and the ability to generate positive cash flow. Not all of the new purchases have balance sheets with net positive cash positions, but we believe that they are all high quality companies with the ability to comfortably generate the cash to satisfy all their financial obligations in a variety of economic scenarios. These qualities should allow us to be patient with our investments and allow the franchise value to come through, whether it happens in a shorter or longer period of time.
One move that helped our returns during the year was selling a meaningful portion of our energy holdings

Page 12	Diamond Hill Funds Annual Report December 31, 2008

(approximately 10 percentage points weight of the total portfolio) during the second quarter as the stocks rose to peaks. We did not sell each security at its peak price, and we trimmed rather than eliminated most of our positions. However, the sales did lock in prices that in each case were much higher than the year-end prices of the stocks. We bought back some of the shares during the 3rd and 4th quarters and were generally too early, but those purchase were less than half the size of the 2nd quarter sales. At year-end, Energy was only our 4th largest sector weight after being one of the two largest for most of the year. Despite this, we continue to believe that the long-term opportunity in Energy stocks, as well as some other commodity stocks, appears attractive. The severe drop in demand has crushed current prices, but the supply constraints that have been in place for the past few years do not appear to have changed significantly. Thus if and when demand returns, the accompanying price increase could be quite powerful.
Generally speaking, the portfolio had a fairly high exposure to economically sensitive sectors and companies at year-end. This is not because we are predicting an economic “recovery” in the next 6-12 months; in fact, it is a near certainty that economic news will continue to be weak for some time. However, many stocks in these sectors appear to be discounting not only a recessionary environment, but even near depression-type of economic activity levels. This remains a possibility, but there are some early signs that the government’s efforts to stabilize the financial system are beginning to work – namely, certain key credit spreads have begun to meaningfully shrink in recent weeks. Furthermore, the continuing government commitment to avoiding an economic collapse suggests that a forecast of that level of weakness is likely not the most probable outcome. In any event, we feel that the individual companies we own in the portfolio are positioned and priced to deliver attractive returns over the next 5 years, and we will continue to carefully assess the risk levels we are incurring in pursuit of strong returns.
We appreciate your support and look forward to continuing to work with you in the coming years.

Christopher A. Welch, CFA	Christopher M. Bingaman, CFA	Thomas P. Schindler, CFA Portfolio
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2008	Page 13

Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund - Class A(A) and the Russell 2500 Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The total return shown above is adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 30, 2005.
Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Tabular Presentation of Schedule of Investments
The table below provides the Small-Mid Cap Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	17%
Consumer Staples	4%
Energy	15%
Financial	18%
Health Care	4%
Industrial	18%
Information Technology	9%
Materials	3%
Utilities	4%
Cash and Cash Equivalents	8%

100%

Page 14	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Large Cap Fund
Performance Update
Results (Class A) Since Inception*

			Since
	Year	Five Years	6/29/01
	Ended 12/31/08	Ended 12/31/08	Inception

Diamond Hill Large Cap Fund (DHLAX)	(34.06%)	2.39%	2.29%

Russell 1000 Index	(37.60%)	(2.04%)	(2.22%)

*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.
Portfolio Commentary

Charles S. Bath, CFA
Portfolio Manager

William C. Dierker, CFA
Assistant Portfolio Manager
The Diamond Hill Large Cap Fund Class A load-waived shares returned -34.06% in 2008 compared to -37.60% for the Russell 1000 index. For the fourth quarter of 2008 the fund declined -21.56% versus -22.48% for the Russell 1000 index. While it is gratifying to outperform the market, the 2008 experience was a difficult one. In the 26 years I have been in this business, this has been the most difficult market environment. As a result of this market decline the 10-year returns to the equity markets are now negative. It is quite unusual to have the equities market produce negative returns for a decade. This speaks to the severity of the 2008 decline.
The energy holdings in the portfolio continued to represent the largest percentage of the Fund’s investments. The portfolio weighting was above 20% for much of the year and remained at that level at year-end. The rapid deceleration in worldwide economic activity has put some short-term pressure on these companies and the price of oil and gas. However, the secular issues regarding supply and demand remain and should help make these holdings attractive long-term investments. Apache Corp. (a 5.3% position on 12/31/08) and Devon Energy (5.0%) remain the two largest holdings in the portfolio. For the year the returns for both these companies was negative. While this is clearly disappointing these shares did outperform an awful equities market. While 2008 was a disappointment, these have been successful investments over the years we have held the securities.
Two of our larger positions in the portfolio stood out as successful holdings. McDonald’s (1.8%) was one of our largest holdings for much of the year and provided a positive return in 2008. The company has continued to surprise investors with strong same store sales growth both domestically and internationally. As a result, earnings growth has remained strong. General Mills (1.8%) also appreciated in 2008. Clearly this company benefitted from the stability of their food business during difficult economic times. The economic slowdown also helped reduce the pressure they were feeling from rising commodity costs. The McDonald’s and General Mills positions were both trimmed near year-end as their stock prices were nearing our estimates of intrinsic value. Our largest percentage gainer for the year was Rohm and Haas. This was a relatively small position but it appreciated subsequent to the announcement the company would be acquired by Dow Chemical (0.5%). The shares were eliminated from the portfolio shortly thereafter.
As in 2007 the biggest disappointments in the portfolio were in the financial services holdings. American International Group, Wachovia, and Washington Mutual stood out as disappointing performers. These substantial losses were due to the rapid deterioration in the balance sheets of these companies. Fortunately Washington Mutual and Wachovia were relatively small holdings but American International Group was a large holding and its loss was particularly painful. As of year-end, all these holdings had been eliminated from the portfolio.
I have now been managing the Diamond Hill Large Cap portfolio for over 6 years. While 2008 was a difficult time for investors, it makes me appreciate even more the support I have received from shareholders. Thank you for your continued support.

Charles S. Bath, CFA	Bill C. Dierker, CFA
Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2008	Page 15

Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Large Cap Fund - Class A(A) and the Russell 1000 Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on June 29, 2001.
Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Tabular Presentation of Schedule of Investments
The table below provides the Large Cap Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	7%
Consumer Staples	8%
Energy	22%
Financial	10%
Health Care	18%
Industrial	14%
Information Technology	9%
Materials	4%
Cash and Cash Equivalents	8%

100%

Page 16	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Select Fund
Performance Update
Results (Class A) Since Inception*

			Since
	Year		12/31/05
	Ended 12/31/08		Inception

Diamond Hill Select Fund	(32.68%	)	(6.85%	)

Russell 3000 Index	(37.31%	)	(8.62%	)

*	The Fund return excludes any sales charges but includes all other expenses. Standard returns are disclosed on the following page.
Portfolio Commentary
William C. Dierker, CFA
Portfolio Manager
Charles S. Bath, CFA
Assistant Portfolio Manager
It would certainly be an understatement to call 2008 a difficult year. The performance of equities reflected fundamentals that deteriorated throughout the year. With some high profile “Blow ups” like Lehman, Bear Stearns, AIG, Washington Mutual, and Countrywide Credit, investors became very risk averse. This risk aversion resulted in lower prices for all “risk assets” like stocks and corporate bonds. This is in stark contrast to recent years where we saw investors willing to take risk for very little incremental return. Some great examples of the degree of risk aversion can be found in the Treasury market. Treasury Bills ended the year yielding 0.11%, with some auctions late in the year being priced at premiums (investors get back less than they invested). In the fourth quarter, the 10 and 30 year treasury bonds generated total returns of 14.2% and 32.3%, respectively. In comparison, during the fourth quarter High Yield “Junk” Bonds (as measured by Barclays Capital) had a total return of -17.9%.
In 2008, the Diamond Hill Select Fund had a total return of -32.68%. This compared favorably to the -37.31% for the Russell 3000 Index. During the fourth quarter, which seems to have been a peak in risk aversion by investors, the Select Funds total return was -20.73% vs. -22.78% for the Russell 3000 index. For 2008, performance vs. our benchmark (the Russell 3000 Index) was impacted by some notable performances by individual stocks. On the negative impact side, stocks like American International Group, Freeport-McMoran Copper and Gold (a 2.1% position on 12/31/08), and Domtar (0.9%) were noteworthy. On the plus side, Mc Donald’s (1.9%), Wells Fargo (2.6%), General Mills (2.5%) and AirTran (1.9%) were key contributors. On the sector side, I would highlight four sectors and their contribution (or lack thereof) to our performance relative to the Russell 3000 Index. These sectors are:
•	Consumer Discretionary (+) : while we were overweight the sector (a negative), our stock selection was strong enough that we performed better than the Index holdings by a comfortable margin
•	Energy (+) : while we were overweight energy throughout the year (a negative), our stock selection was significantly better than the Index. As a result, we comfortably outperform the Index holdings by a wide margin
•	Industrials (+) – we were underweight the sector (a positive) and our stock selection was much better than the Index. The net result was better performance in the portfolio than in the Index
•	Materials (-) – we were overweight materials (a negative), and our stock selection underperformed (a negative). The net result – Material stocks detracted to our performance relative to the benchmark
The downturn in U.S. housing and its associated impacts on the financial markets have now gone global. This makes visibility very poor regarding the fundamental outlook. In such an environment, it is imperative that we remain focused on the long term. In a recent Wall Street Journal interview, David Swensen, the Chief Investment Officer of the Yale endowment was asked the following question:

Diamond Hill Funds Annual Report December 31, 2008	Page 17

Q: Does the poor performance of most assets last year suggest you need to tinker with the portfolio to better withstand another year like 2008?
A: “I don’t think it makes sense for an (institutional) investor with as long an investment horizon as Yale’s to structure a portfolio to perform in a period of financial crisis.”
Implied in this answer is that long-term investors need to be confident in the long term growth of the U.S. economy and the normal functioning of the financial markets (that U.S. public companies will benefit and thrive in such an environment). Answering such a question is far more important that what the stock market might do in the next year. Our long-term oriented investment philosophy should serve us well as we navigate our way through these turbulent times. As fellow shareholders, we will continue to act in your best interests.

William C. Dierker, CFA	Charles S. Bath, CFA
Portfolio Manager	Assistant Portfolio Manager

Page 18	Diamond Hill Funds Annual Report December 31, 2008

Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Select Fund — Class A(A) and the Russell 3000 Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The total return shown above is adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 30, 2005.
Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Tabular Presentation of Schedule of Investments
The table below provides the Select Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	7%
Consumer Staples	7%
Energy	16%
Financial	10%
Health Care	21%
Industrial	15%
Information Technology	9%
Materials	5%
Cash and Cash Equivalents	10%

100%

Diamond Hill Funds Annual Report December 31, 2008	Page 19

Diamond Hill Long-Short Fund
Performance Update
Results (Class A) Since Inception*

					Since
	Year		Five Years		6/30/00
	Ended 12/31/08		Ended 12/31/08		Inception

Diamond Hill Long-Short Fund (DIAMX)	(23.65%	)	5.49%		5.37%

Russell 1000 Index	(37.60%	)	(2.04%	)	(3.55%	)

*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.
Portfolio Commentary
R. H. Dillon, CFA
Portfolio Co-Manager
Charles S. Bath, CFA
Portfolio Co-Manager
Christopher M. Bingaman, CFA
Assistant Portfolio Manager
The Diamond Hill Long-Short Fund (Class A, load waived) returned -23.65 in 2008 compared to -37.60 for the Russell 1000. Clearly 2008 was a difficult investment year. In fact, we found it to be the most difficult year we have experienced in the investment business. We would expect the Fund to outperform the long-only Russell 1000 in a severe market decline. We were very pleased with the short positions in the portfolio and many of them were very profitable investments. However, as price targets were achieved on the short side, our valuation discipline led us to cover many of our short positions. As a result, the size of our short portfolio declined even as the market continued its descent. So while many of our shorts were very successful, our net long exposure increased as the year progressed. Considering the severity of the market decline, the increased net long exposure hurt the performance of the Fund.
The energy sector continued to represent the largest exposure in the long portion of the portfolio in 2008. The rapid deceleration in worldwide economic activity led to declines in these investments in the latter part of the year. Apache Corp. (a 4.8% position on 12/31/08) and Devon Energy (4.7%) were the two largest holdings for much of the year. While the stocks declined considerably in this environment, they still outperformed the market in 2008. These names remained large holdings in the portfolio as we enter 2009. General Mills (2.0%) and McDonald’s (2.0%) were two of the best performing stocks for the year. Both provided positive returns in a very negative stock market, and are still meaningful investments in the portfolio. The worst performing sector, as expected, was the financial services sector. Asset price deflation combined with high levels of financial leverage put considerable pressure on these companies’ balance sheets. Government efforts toward economic recovery remain focused on this sector of the market.
The short portfolio was helped by large weightings in the consumer durables sector. It was our largest exposure for much of the year as pressures on the consumer sector of the market provided considerable opportunities in shorting consumer related companies. Examples of successful shorts in this sector are Lifetime Fitness, MGM MIRAGE (0.5%), RadioShack, and Urban Outfitters. Many of the consumer short positions have been covered as the prices declined to meet our estimate of intrinsic value. Technology was another area of successful shorting in 2008. However, these positions have been closed out due mostly to price declines.
The returns for the market were certainly disappointing in 2008. In many ways, we are glad to have this year behind us. At Diamond Hill we have always focused on long-term returns. We are pleased the 5-year returns are comfortably positive at a time when 5-year returns on the Russell 1000 are negative. We will continue to look for investment opportunities on the long and short side while maintaining this long-term perspective. We feel it is this long-term perspective that will provide us the opportunities in the next 5 years.
In difficult markets we are even more appreciative of the faith shareholders have placed in Diamond Hill. We thank you for your continued support.

R.H. Dillon, CFA	Charles S. Bath, CFA	Christopher M. Bingaman, CFA
Portfolio Co-Manger	Portfolio Co-Manager	Assistant Portfolio Manager

Page 20	Diamond Hill Funds Annual Report December 31, 2008

Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Long-Short Fund - Class A(A), the Russell 1000 Index and the Citigroup 5-year Treasury Note Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on June 30, 2000.
Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Tabular Presentation of Schedule of Investments
The table below provides the Long-Short Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

	% of Long	% of Net
Sector Allocation	Portfolio	Assets
Long Portfolio
Consumer Discretionary	8%	8%
Consumer Staples	6%	6%
Energy	21%	23%
Financial	7%	7%
Health Care	18%	19%
Industrial	14%	15%
Information Technology	8%	9%
Materials	3%	3%
Cash & Cash Equivalents	15%	12%

	100%

	% of Short	% of Net
Sector Allocation	Portfolio	Assets
Short Portfolio
Consumer Discretionary	35%	-7%
Consumer Staples	18%	-4%
Finance	4%	-1%
Health Care	26%	-5%
Exchange Traded Funds	17%	-3%

	100%

Other
Segregated Cash with Brokers		18%

		100%

Diamond Hill Funds Annual Report December 31, 2008	Page 21

Diamond Hill Financial Long-Short Fund
Performance Update
Results (Class A) Since Inception*

	Year		Five Years		Ten Years
	Ended 12/31/08		Ended 12/31/08		Ended 12/31/08

Diamond Hill Financial Long-Short Fund (BANCX)	(44.98%	)	(9.08%	)	2.84%

S&P 1500 SuperComposite Financial Index	(52.20%	)	(11.14%	)	(3.35%	)

*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.
Portfolio Commentary

Christopher M. Bingaman, CFA
Portfolio Manager

William C. Dierker, CFA
Assistant Portfolio Manager
Thank you for your interest in the Diamond Hill Financial Long-Short Fund.
Simply put, 2008 was a horrible year for the Fund as well as the U.S equity markets in general. The portfolio produced a -44.98% total return (class A) for the year. The fund’s primary benchmark (the S&P1500 Financials) posted a total return of -52.20%. The broader U.S. equity indices were also down substantially during 2008, albeit to a lesser degree than the financial sector. Overall, the performance of the Fund was generally disappointing given the cash and shorts that were maintained throughout much of the year. As one might expect during a year like 2008, the short positions were clearly beneficial and provided a partial offset to the severe damage done on the long side. However, given the heavy long bias in the portfolio, these gains were overwhelmed by large declines in many of the long positions. Especially hard hit were the large cap, credit sensitive financials (AIG, Bank of America (a 3.2% position on 12/31/08), Citigroup (1.3%) and Wachovia), the investment banks (Merrill Lynch (2.9%) and Morgan Stanley (1.1%)) and a few of our smaller cap bank investments. Much like 2007, upside performers in the sector were few and far between during 2008. We allocated more capital to preferred shares during the year which was modestly helpful to the overall performance as issues from Wachovia, National City and Countrywide (Bank of America) all generated positive returns. Two insurance holdings (Travelers (3.2%) and United Fire & Casualty (1.2%)) in the Fund also managed to post slight positive total returns. Finally, as we frequently communicate to both current and prospective investors, we judge ourselves based on long-term returns (rolling five year periods) and on that front we are quite disappointed that shareholders have not received sufficient absolute returns given equity risk. Given the generally dismal returns domestic equity capital has generated over the past ten years, one may not be surprised to read that we expect much better returns prospectively for both the financial sector as well as the equity markets in general.
The dramatically changing macro environment over the past two years has caused tremendous unease and in some instances even panic in both our credit and equity markets. During the past year, this uncertainty has led to much broader economic weakness and tremendous downward pressure on prices in a variety of asset classes. As is often the case with many of the credit sensitive areas (bank, thrifts, etc.), the stocks appear to be valued at near trough valuation levels on well below normalized earnings. However, in terms of near term fundamentals, many areas of the sector are still struggling mightily and given the current state of the economy, this year looks to be another very difficult one in terms of credit quality. Looking beyond the current recessionary environment reveals many industries (financial as well as many others) with shrinking capacity and improved efficiencies which often leads to improved competitive positioning for those companies able to survive. More specifically, efficiency gains are being sought with tremendous urgency, capacity has been removed in many areas (most notably in mortgage finance) through failures and forced mergers and credit spreads have continued at historically wide levels allowing for improved risk-adjusted margins. Also, as we mentioned last year, the radical changes in the structured finance market are likely to help many depository institutions over the long-term as they once again become the primary intermediaries of credit.
Given our usual long-term outlook, combined with attractive prices (especially based on normalized earnings levels) we continue to have a heavy long bias in the portfolio. In particular, we have been adding most aggressively to companies

Page 22	Diamond Hill Funds Annual Report December 31, 2008

which we believe have been able to substantially improve their competitive position during the current economic/credit cycle. Examples would be two long time holdings — Wells Fargo (7.9%) and U.S. Bancorp (4.7%) — as well as J.P. Morgan which was added during the most recent quarter. These companies all have been beneficiaries of forced mergers and should be well positioned coming out of the current recession. We are also finding value in a number of insurance companies and asset managers as the overall equity market decline has severely depressed valuations in these areas. Regarding M&A in general, we do not expect a pick up in deal activity in the very near term however continued consolidation within many areas of the sector is likely given the continuing secular growth challenges and opportunities for significant efficiency gains.
As in the past, we continue to believe shareholders in the fund will benefit from a relatively concentrated portfolio. We typically hold between 30 and 40 stocks on the long side with an average position size of roughly 3%. Also, as most of you are aware, we continue to manage the Fund as a long-short portfolio and will continue to do so for the foreseeable future. We do not intend to do this as a ‘hedge’ to mitigate our long exposure/volatility, but instead as a way to enhance our performance over time. Our short exposure will be typically be much smaller than the long side and therefore we will have both fewer and smaller positions. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current and prospective investments.
We would like to thank our shareholders for their continued support of the Fund.

Christopher M. Bingaman, CFA	William C. Dierker, CFA
Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2008	Page 23

Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund — Class A(A), the S&P SuperComposite 1500 Financial Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.
Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Tabular Presentation of Schedule of Investments
The table below provides the Financial Long-Short Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

	% of Long	% of Net
Sector Allocation	Portfolio	Assets
Long Portfolio
Finance — Banks & Thrifts	48%	49%
Finance — Broker Dealer	4%	4%
Finance — Diversified	4%	4%
Finance — Specialties	8%	8%
Insurance	20%	20%
Cash & Cash Equivalents	6%	7%
Preferred Stocks:
Finance	7%	7%
Real Estate Investment Trust	3%	3%

	100%

	% of Short	% of Net
Sector Allocation	Portfolio	Assets
Short Portfolio
Commons Stocks:
Finance — Banks & Thrifts	93%	-11%
Finance — Broker Dealer	7%	-1%

	100%

Other
Segregated Cash with Brokers		10%

		100%

Page 24	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Strategic Income Fund
Performance Update
Results (Class A) Since Inception*

					Since
	Year		Five Years		9/30/02
	Ended 12/31/08		Ended 12/31/08		Inception

Diamond Hill Strategic Income Fund (DSIAX)	(14.79%	)	(0.31%	)	3.53%

Merrill Lynch US Corporate, Government and Mortgage Index	6.20%		4.91%		4.83%

*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.
Portfolio Commentary

William Zox, CFA, J.D., LL.M.
Portfolio Manager

Christopher M. Bingaman, CFA
Assistant Portfolio Manager

William C. Dierker, CFA
Assistant Portfolio Manager
The Diamond Hill Strategic Income Fund (Class A) returned -14.79% during 2008 compared to a 6.20% total return for the Merrill Lynch US Corporate, Government and Mortgage Index (previously known as the Domestic Master Index). According to Morningstar, the average Multisector Bond fund declined 14.99% for the year. The Merrill Lynch US Corporate Master Index declined 6.82% for the year. The Merrill Lynch US Preferred Stock, Fixed Rate Index declined 25.24% for the year. The Merrill Lynch US High Yield Master II Index declined 26.39% for the year.
The credit crisis and extraordinary government response have been well chronicled. Our thoughts along the way can be found at www.diamond-hill.com. In this report, we focus on several signs of improvement in the credit markets.
First, the massive support of the banking system by governments around the world led to a dramatic recovery of bonds issued by banks. From October 10 through the end of the year, the Merrill Lynch US Corporates, Bank Index generated a positive total return of 10.9%. Coming into the quarter, 6.9% of the Fund was in preferred securities and 9.3% was in bonds issued by banks that subsequently sold preferred stock to the US government. As a result of price appreciation and new purchases, by year-end, government supported bank preferreds and bonds were 11.0% and 17.5% of the Fund, respectively.

The broader investment grade corporate bond market began to recover shortly after the banks. From October 30 through the end of the year, the Merrill Lynch US Corporate Master Index generated a positive total return of 9.7%. At year-end, including the 17.5% in government supported bank bonds, investment grade corporate bonds represented 57.5% of the Fund.
Below investment grade bonds started to do better after the Federal Reserve reduced the Federal Funds target rate to zero to .25% and shifted its emphasis to buying credit sensitive fixed income securities to bring down private sector borrowing rates. The Federal Reserve made that announcement on December 16 and from that date through the end of the year the Merrill Lynch US High Yield Master II Index generated a positive total return of 9.9%. At year-end, below investment grade bonds represented 13.8% of the Fund.
At year-end, including the 11.0% in government supported bank preferreds, preferred securities represented 22.4% of the Fund. The remainder of the Fund consisted of 4.5% in cash and less than 2% in convertible preferreds, equities, and principal protected notes combined.

While the last eighteen months have been very difficult, the Fund continues to generate a monthly distribution within its historic range with higher rated credits and lower duration than at any point in its history. At the end of the third quarter, we wrote that the historic government initiatives along with time, high yields, and the inevitable swing back from fear to greed by market participants will restore the credit markets. We further wrote that, in contrast, holding long-term Treasuries under these conditions is a bet on a long-term deflation that we are unwilling to make. The bet on deflation continued to work well in the fourth quarter but we are encouraged by the signs of progress in the credit markets. We are looking for evidence that asset prices and the real economy are stabilizing. Further on, we would like to see a path for the government to dramatically reduce its involvement in the financial sector.

William Zox, CFA, J.D., LL.M.	Christopher M. Bingaman, CFA	William C. Dierker, CFA
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2008	Page 25

Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Strategic Income Fund - Class A(A) and the Merrill Lynch US Corporate, Government and Mortgage Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The total return shown above is adjusted for maximum applicable sales charge of 3.50%.

(C)	Class A shares commenced operations on September 30, 2002.
Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Tabular Presentation of Schedule of Investments
The table below provides the Strategic Income Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Sector Allocation	% of Net Assets
REIT Preferred Stock	4%
Trust Preferred Stock	20%
Collateralized Debt Obligations	1%
Corporate Bonds — Maturing > 2 Years	59%
Corporate Bonds — Maturing or Likely to Be Called < 2 Years	12%
Cash and Cash Equivalents	4%

100%

Page 26	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Small Cap Fund
Schedule of investments
December 31, 2008

		Market
	Shares	Value

Preferred Stock — 1.0%
Financial — 1.0%
Mid-America Apartment Communities, Inc. – REIT à	100,234	$3,724,695

Common Stocks — 80.7%
Consumer Discretionary — 14.6%
Aaron Rents, Inc. à	180,745	4,811,432
American Greetings Corp. à	371,500	2,812,255
Black & Decker Corp., The	115,140	4,814,003
Brink’s Co., The	182,175	4,896,864
Brink’s Home Security Holdings, Inc.*	114,340	2,506,333
Callaway Golf Co. à	544,840	5,061,564
Charming Shoppes, Inc.* à	691,690	1,687,724
Hanesbrands, Inc.* à	424,680	5,414,670
K-Swiss, Inc. à	357,100	4,070,940
Penske Automotive Group, Inc. à	315,000	2,419,200
Steiner Leisure Ltd.*	495,310	14,621,551

		53,116,536

Consumer Staples — 3.0%
Del Monte Foods Co.	590,160	4,213,742
Flowers Foods, Inc. à	147,615	3,595,901
Lance, Inc. à	140,457	3,222,084

		11,031,727

Energy — 12.7%
Berry Petroleum Co. à	179,460	1,356,718
Cimarex Energy Co.	389,530	10,431,613
Encore Acquisition Co.*	400,108	10,210,756
Helmerich & Payne, Inc.	275,435	6,266,146
Hornbeck Offshore Services, Inc.* à	246,525	4,028,219
Lufkin Industries, Inc.	92,750	3,199,875
Southwestern Energy Co.*	178,230	5,163,323
Whiting Petroleum Corp.*	170,055	5,690,040

		46,346,690

Financial — 15.6%
1st Source Corp. à	98,282	2,322,404
Assurant, Inc.	177,150	5,314,500
Assured Guaranty Ltd. à	450,142	5,131,619
Banner Corp. à	232,722	2,189,914
City National Corp. à	109,535	5,334,355
First State Bancorp à	617,950	1,019,618
Hanmi Financial Corp. à	543,520	1,119,651
Hanover Insurance Group	133,955	5,756,046
Huntington Bancshares, Inc. à	890,720	6,822,914
Imperial Capital Bancorp, Inc. à	217,352	489,042
LaSalle Hotel Properties – REIT à	214,720	2,372,656
Old Republic International Corp. à	517,500	6,168,600
Taylor Capital Group, Inc. à	265,320	1,552,122
UCBH Holdings, Inc.à	823,810	5,667,813
United Fire & Casualty Co. à	146,509	4,552,035
XL Capital, Class A	271,355	1,004,014

		56,817,303

Health Care — 6.8%
Analogic Corp. à	129,785	3,540,535
Chattem, Inc. * à	57,990	4,148,025
LifePoint Hospitals, Inc.* à	275,325	6,288,423
Res-Care, Inc.* à	403,415	6,059,293
Waters Corp.* à	129,360	4,741,044

		24,777,320

Industrial — 13.9%
AirTran Holdings, Inc.* à	1,200,000	5,328,000
Apogee Enterprises, Inc. à	499,250	5,172,230
BE Aerospace, Inc.* à	563,240	4,331,316
Hub Group, Inc. — Class A*	226,430	6,007,188
Kaydon Corp. à	161,270	5,539,625
KHD Humboldt Wedag International Ltd.* à	437,560	4,887,545
Lincoln Electric Holdings, Inc. à	102,100	5,199,953
Toro Co., The à	313,670	10,351,109
Trinity Industries, Inc. à	246,170	3,879,639

		50,696,605

Information Technology — 9.6%
Alliance Data Systems Corp.* à	93,950	4,371,494
CSG Systems International, Inc.* à	255,272	4,459,602
GSI Commerce, Inc.* à	309,718	3,258,233
KLA-Tencor Corp.	262,130	5,711,813
Orbitz Worldwide, Inc.* à	739,940	2,870,967
Priceline.com, Inc.* à	90,710	6,680,792
Verigy Ltd.*	787,055	7,571,468

		34,924,369

Diamond Hill Funds Annual Report December 31, 2008	Page 27

Diamond Hill Small Cap Fund
Schedule of Investments (Continued)
December 31, 2008

		Market
	Shares	Value

Materials — 0.3%
Century Aluminum Co.* à	117,090	$1,170,900

Utilities — 4.2%
Cleco Corp. à	212,725	4,856,512
UGI Corp.	243,200	5,938,944
WGL Holdings, Inc. à	135,754	4,437,798

		15,233,254

Total Common Stocks		$294,114,704

Registered Investment Companies — 48.1%
J.P. Morgan 100% U.S. Treasury Securities Money Market Fund	56,908,530	$56,908,530
J.P. Morgan Prime Money Market Fund ††	99,785,166	99,785,166
J.P. Morgan U.S. Government Money Market Fund	18,542,615	18,542,615

Total Registered Investment Companies		$175,236,311

Total Investment Securities — 129.8%
(Cost $574,017,278) **		$473,075,710

Liabilities In Excess Of Other Assets — (29.8%)		(108,486,704)

Net Assets — 100.0%		$364,589,006

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2008 was $100,528,352.

††	The entire security represents collateral for securities loaned as of December 31, 2008.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.
Diamond Hill Small-Mid Cap Fund
Schedule of Investments
December 31, 2008

		Market
	Shares	Value

Common Stocks — 91.9%
Consumer Discretionary — 16.7%
Acco Brands Corp.*	26,330	$90,839
American Greetings Corp. à	16,715	126,533
Belo Corp.	22,540	35,162
Black & Decker Corp., The	10,100	422,281
Brink’s Co., The	10,135	272,429
Brink’s Home Security Holdings, Inc.*	9,345	204,842
Callaway Golf Co. à	45,265	420,512
Charming Shoppes, Inc.* à	74,760	182,414
Fortune Brands, Inc.	6,435	265,637
Hanesbrands, Inc.* à	23,290	296,948
Harley — Davidson, Inc. à	15,175	257,520
Kohl’s Corp.*	9,550	345,710
K-Swiss, Inc.	33,945	386,973
Penske Automotive Group, Inc. à	30,110	231,245
Steiner Leisure Ltd.*	23,360	689,586

		4,228,631

Consumer Staples — 3.8%
ConAgra Foods, Inc.	20,655	340,808
Del Monte Foods Co.	57,105	407,730
Lance, Inc. à	9,345	214,374

		962,912

Energy — 15.3%
Berry Petroleum Co. à	13,500	102,060
Cimarex Energy Co.	28,940	775,013
Encore Acquisition Co.*	30,830	786,782
Helmerich & Payne, Inc.	15,775	358,881
Hornbeck Offshore Services, Inc.* à	11,010	179,903
Noble Energy, Inc.	16,500	812,131
Southwestern Energy Co.*	15,885	460,188
Whiting Petroleum Corp.* à	11,520	385,459

		3,860,417

Financial — 17.6%
Allstate Corp.	16,595	543,652
Assurant, Inc.	15,340	460,200
Assured Guaranty Ltd. à	30,755	350,607
City National Corp. à	8,510	414,437
Comerica, Inc. à	3,735	74,140
Huntington Bancshares, Inc.	68,315	523,293

Page 28	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Small-Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2008

		Market
	Shares	Value

Financial — 17.6% continued
iStar Financial, Inc. – REIT à	38,180	$85,141
Old Republic International Corp.	34,265	408,439
Synovus Financial Corp.	54,759	454,500
T. Rowe Price Group, Inc. à	7,705	273,065
UCBH Holdings, Inc. à	46,725	321,468
United Fire & Casualty Co. à	14,730	457,661
XL Capital Ltd. — Class A	21,031	77,815

		4,444,418

Health Care — 4.3%
Analogic Corp. à	8,405	229,288
LifePoint Hospitals, Inc.* à	12,865	293,837
Waters Corp.* à	15,605	571,923

		1,095,048

Industrial — 18.3%
AirTran Holdings, Inc.* à	83,885	372,449
Avery Dennison Corp. à	11,310	370,176
BE Aerospace, Inc. * à	31,480	242,081
Dover Corp.	28,040	923,077
Fluor Corp.	13,905	623,917
Lincoln Electric Holdings, Inc. à	5,395	274,767
Pentair, Inc.	7,050	166,874
Southwest Airlines Co.	29,700	256,014
Toro Co., The à	25,745	849,585
Trinity Industries, Inc. à	25,840	407,238
U.S. Airways Group, Inc.* à	15,450	119,429

		4,605,607

Information Technology — 9.3%
Alliance Data Systems Corp.* à	8,310	386,664
GSI Commerce, Inc.* à	28,560	300,451
Juniper Networks, Inc.* à	16,090	281,736
KLA-Tencor Corp.	28,130	612,953
Orbitz Worldwide, Inc.* à	50,880	197,414
Verigy Ltd.*	60,480	581,818

		2,361,036

Materials — 2.5%
Century Aluminum Co.* à	12,980	129,800
Domtar Corp.*	122,005	203,748
Freeport — McMoRan Copper & Gold, Inc.	12,410	303,301

		636,849

Utilities — 4.1%
Energen Corp. à	17,760	520,900
UGI Corp.	13,600	332,112
WGL Holdings, Inc. à	5,730	187,314

		1,040,326

Total Common Stocks		$23,235,244

Registered Investment Companies — 36.6%
J.P. Morgan 100% U.S. Treasury Securities Money Market Fund	157	$157
J.P. Morgan Prime Money Market Fund ††	6,920,413	6,920,413
J.P. Morgan U.S. Government Money Market Fund	2,325,451	2,325,451

Total Registered Investment Companies		$9,246,021

Total Investment Securities — 128.5%
(Cost $38,230,929) **		$32,481,265

Liabilities In Excess Of Other Assets — (28.5%)		(7,189,724)

Net Assets — 100.0%		$25,291,542

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2008, was $6,972,608.

††	The entire security represents collateral for securities loaned as of December 31, 2008.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2008	Page 29

Diamond Hill Large Cap Fund
Schedule of Investments
December 31, 2008

		Market
	Shares	Value

Common Stocks — 92.4%
Consumer Discretionary — 6.9%
Black & Decker Corp., The à	104,830	$4,382,942
Fortune Brands, Inc.	135,370	5,588,074
Hanesbrands, Inc.* à	205,113	2,615,191
Kohl’s Corp.*	233,140	8,439,667
McDonald’s Corp.	123,330	7,669,893

		28,695,767

Consumer Staples — 7.6%
ConAgra Foods, Inc.	479,440	7,910,760
General Mills, Inc.	120,560	7,324,020
Kimberly-Clark Corp.	160,585	8,469,253
Sysco Corp.	340,180	7,803,729

		31,507,762

Energy — 22.4%
Anadarko Petroleum Corp.	420,450	16,208,348
Apache Corp.	295,070	21,991,567
Devon Energy Corp.	317,340	20,852,411
Occidental Petroleum Corp. à	275,427	16,522,866
Southwestern Energy Co. * à	166,120	4,812,496
Transocean, Ltd. *	48,990	2,314,778
XTO Energy, Inc.	305,497	10,774,879

		93,477,345

Financial — 10.4%
Allstate Corp.	81,145	2,658,310
American Express Co.	437,850	8,122,117
Bank of America Corp.	311,960	4,392,397
Bank of New York Mellon Corp.	184,861	5,237,112
Huntington Bancshares, Inc. à	605,861	4,640,895
Synovus Financial Corp. à	635,715	5,276,435
Travelers Companies, Inc., The	22,415	1,013,158
U.S. Bancorp à	195,010	4,877,200
Wells Fargo & Co.	247,875	7,307,355

		43,524,979

Health Care — 18.4%
Abbott Laboratories	250,720	13,380,926
Cardinal Health, Inc.	249,370	8,595,784
Johnson & Johnson	190,350	11,388,641
Medtronic, Inc.	436,152	13,703,896
Pfizer, Inc.	564,160	9,991,274
Schering-Plough Corp.	549,510	9,358,155
UnitedHealth Group, Inc. à	388,690	10,339,154

		76,757,830

Industrial — 14.3%
Avery Dennison Corp.	191,960	6,282,851
Dover Corp. à	272,765	8,979,424
Fluor Corp. à	106,550	4,780,899
Illinois Tool Works, Inc.	250,745	8,788,612
Parker Hannifin Corp.	220,345	9,373,476
Southwest Airlines Co. à	750,370	6,468,189
United Technologies Corp.	279,770	14,995,672

		59,669,123

Information Technology — 8.9%
Cisco Systems*	490,675	7,998,003
Dell, Inc.*	543,900	5,569,536
KLA-Tencor Corp. à	303,040	6,603,242
Microsoft Corp.	534,945	10,399,330
Texas Instruments, Inc.	408,850	6,345,352

		36,915,463

Materials — 3.5%
Domtar Corp.*	974,988	1,628,230
Dow Chemical Co.	129,495	1,954,080
Freeport McMoRan Copper & Gold, Inc. à	218,850	5,348,694
International Paper Co.	473,628	5,588,810

		14,519,814

Total Common Stocks		$385,068,083

Page 30	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Large Cap Fund
Schedule of Investments (Continued)
December 31, 2008

		Market
	Shares	Value

Registered Investment Companies — 13.5%
J.P. Morgan 100% U.S. Treasury Securities Money Market Fund	17,179,357	$17,179,357
J.P. Morgan Prime Money Market Fund ††	28,808,043	28,808,043
J.P. Morgan U.S. Government Money Market Fund	10,479,422	10,479,422

Total Registered Investment Companies		$56,466,822

Total Investment Securities — 105.9%
(Cost $553,943,044) **		$441,534,905

Liabilities In Excess Of Other Assets — (5.9%)		(24,774,767)

Net Assets — 100.0%		$416,760,138

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2008 was $28,615,891.

††	The entire security represents collateral for securities loaned as of December 31, 2008.
See accompanying Notes to Financial Statements.
Diamond Hill Select Fund
Schedule of Investments
December 31, 2008

		Market
	Shares	Value

Common Stocks — 90.0%
Consumer Discretionary — 6.7%
Hanesbrands, Inc.* à	18,076	$230,469
Kohl’s Corp.*	9,565	346,253
K-Swiss, Inc. à	12,120	138,168
McDonald’s Corp.	4,640	288,562

		1,003,452

Consumer Staples — 7.0%
ConAgra Foods, Inc.	19,773	326,255
General Mills, Inc.	6,040	366,929
Sysco Corp.	15,405	353,391

		1,046,575

Energy — 16.1%
Anadarko Petroleum Corp.	9,790	377,405
Apache Corp.	9,000	670,770
Devon Energy Corp.	10,010	657,757
Occidental Petroleum Corp.	9,160	549,508
Southwestern Energy Co.*	5,120	148,326

		2,403,766

Financial — 9.9%
American Express Co.	17,920	332,416
Huntington Bancshares, Inc. à	40,438	309,755
Synovus Financial Corp.	36,210	300,543
U.S. Bancorp à	5,915	147,934
Wells Fargo & Co.	13,010	383,535

		1,474,183

Health Care — 21.1%
Abbott Laboratories	8,120	433,364
Cardinal Health, Inc.	12,810	441,561
Johnson & Johnson	7,290	436,161
Medtronic, Inc. à	16,121	506,522
Pfizer, Inc.	20,780	368,014
Schering-Plough Corp.	21,450	365,294
UnitedHealth Group, Inc.	13,552	360,483
Waters Corp. * à	5,815	213,120

		3,124,519

Industrial — 15.0%
AirTran Holdings, Inc.* à	62,720	278,477
Avery Dennison Corp. à	4,500	147,285
Dover Corp.	13,730	451,991

Diamond Hill Funds Annual Report December 31, 2008	Page 31

Diamond Hill Select Fund
Schedule of Investments (Continued)
December 31, 2008

		Market
	Shares	Value

Industrial — 15.0% continued
Illinois Tool Works, Inc.	10,413	$364,976
Parker Hannifin Corp.	5,370	228,440
Trinity Industries, Inc. à	10,405	163,983
United Technologies Corp.	11,115	595,763

		2,230,915

Information Technology — 8.8%
Cisco Systems*	17,455	284,517
KLA-Tencor Corp.	10,450	227,706
Microsoft Corp.	29,650	576,395
Verigy Ltd.*	23,040	221,645

		1,310,263

Materials — 5.4%
Domtar Corp.* à	79,631	132,983
Dow Chemical Co.	7,325	110,534
Freeport McMoRan Copper & Gold, Inc.	12,557	306,893
International Paper Co.	21,589	254,750

		805,160

Total Common Stocks		$13,398,833

Registered Investment Companies — 19.5%
J.P. Morgan 100% U.S. Treasury Securities Money Market Fund	356,139	$356,139
J.P. Morgan Prime Money Market Fund ††	1,576,996	1,576,996
J.P. Morgan U.S. Government Money Market Fund	970,742	970,742

Total Registered Investment Companies		$2,903,877

Total Investment Securities — 109.5%
(Cost $18,830,805) **		$16,302,710

Liabilities In Excess Of Other Assets — (9.5%)		(1,417,947)

Net Assets — 100.0%		$14,884,763

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2008 was $1,562,519.

††	The entire security represents collateral for securities loaned as of December 31, 2008.
See accompanying Notes to Financial Statements.
Diamond Hill Long-Short Fund
Schedule of Investments
December 31, 2008

		Market
	Shares	Value

Common Stocks — 90.0%
Consumer Discretionary — 8.1%
Acco Brands Corp.* †	1,086,694	$3,749,094
Black & Decker Corp., The † à	682,684	28,543,018
Fortune Brands, Inc. † à	608,990	25,139,107
Hanesbrands, Inc.* † à	1,494,281	19,052,083
Kohl’s Corp.* † à	1,336,168	48,369,282
McDonald’s Corp. † à	667,779	41,529,176

		166,381,760

Consumer Staples — 5.9%
ConAgra Foods, Inc. †	2,810,820	46,378,530
General Mills, Inc. † à	664,985	40,397,839
Sysco Corp. †	1,469,417	33,708,426

		120,484,795

Energy — 22.5%
Anadarko Petroleum Corp. † à	2,283,810	88,040,876
Apache Corp. † à	1,304,781	97,245,327
Devon Energy Corp. †	1,452,050	95,414,206
Occidental Petroleum Corp.† à	1,877,155	112,610,527
Transocean, Ltd. *	280,346	13,246,349
XTO Energy, Inc. † à	1,475,652	52,046,246

		458,603,531

Financial — 7.0%
American Express Co.	1,582,230	29,350,367
Huntington Bancshares, Inc. † à	3,264,673	25,007,395
T. Rowe Price Group, Inc.à	1,016,368	36,020,082
Travelers Companies, Inc., The	131,075	5,924,590
U.S. Bancorp †	1,571,207	39,295,887
XL Capital, Class A	1,985,782	7,347,393

		142,945,714

Health Care — 19.1%
Abbott Laboratories †	1,410,870	75,298,132
Cardinal Health, Inc. † à	1,092,000	37,641,240
Johnson & Johnson †	869,700	52,034,151
Medtronic, Inc. †	2,377,782	74,709,910
Pfizer, Inc.	3,094,300	54,800,053
Schering-Plough Corp. † à	2,191,980	37,329,419
UnitedHealth Group, Inc. †	2,212,460	58,851,436

		390,664,341

Page 32	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Long-Short Fund
Schedule of Investments (Continued)
December 31, 2008

		Market
	Shares	Value

Industrial — 14.9%
AirTran Holdings, Inc.* †	1,389,261	$6,168,319
Avery Dennison Corp. à	1,095,764	35,864,356
Dover Corp. † à	1,500,280	49,389,218
Fluor Corp. †	578,195	25,943,610
Illinois Tool Works, Inc. †	1,232,640	43,204,032
Parker Hannifin Corp.	1,094,000	46,538,760
Trinity Industries, Inc. † à	1,193,509	18,809,702
United Technologies Corp. †	1,493,565	80,055,083

		305,973,080

Information Technology — 9.2%
Cisco Systems, Inc.*	2,692,575	43,888,973
Dell, Inc.*	2,734,590	28,002,202
KLA-Tencor Corp. à	1,664,470	36,268,801
Microsoft Corp. †	2,619,575	50,924,537
Texas Instruments, Inc.	1,840,455	28,563,862

		187,648,375

Materials — 3.3%
Domtar Corp.* †	4,653,952	7,772,100
Dow Chemical Co. †	595,275	8,982,700
Freeport McMoRan Copper & Gold, Inc. † à	1,260,065	30,795,988
International Paper Co. † à	1,772,842	20,919,536

		68,470,324

Total Common Stocks		$1,841,171,920

Registered Investment Companies — 16.2%
J.P. Morgan 100% U.S. Treasury Securities Money Market Fund	195,997,122	$195,997,122
J.P. Morgan Prime Money Market Fund ††	135,920,420	135,920,420
J.P. Morgan U.S. Government Money Market Fund	8,772	8,772

Total Registered Investment Companies		$331,926,314

Total Investment Securities — 106.2%
(Cost $2,782,242,516) **		$2,173,098,234

Segregated Cash With Brokers — 18.2%		$372,858,542

Securities Sold Short — (20.6%)
(Proceeds $499,611,733)		(421,892,354)

Liabilities In Excess Of Other Assets — (3.8%)		(77,352,249)

Net Assets — 100.0%		$2,046,712,173

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $766,138,815.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2008 was $136,581,520.

††	The entire security represents collateral for securities loaned as of December 31, 2008.
See accompanying Notes Financial Statements.

Diamond Hill Funds Annual Report December 31, 2008	Page 33

Diamond Hill Long-Short Fund
Schedule of Investments
December 31, 2008

		Market
	Shares	Value

Common Stocks — 82.9%
Consumer Discretionary — 35.2%
Apollo Group, Inc.*	285,729	$21,892,556
BJ’s Wholesale Club, Inc.	302,590	10,366,733
Burger King Holdings, Inc.	615,915	14,708,050
Career Education Corp.*	950,980	17,060,581
Chipotle Mexican Grill, Inc.*	84,240	5,221,196
Marvel Entertainment, Inc.*	694,710	21,362,332
MGM MIRAGE*	705,460	9,707,130
Regal Entertainment Group	1,544,276	15,767,058
Royal Caribbean Cruises Ltd.	778,601	10,705,764
Tractor Supply Co.*	604,703	21,853,966

		148,645,366

Consumer Staples — 18.2%
Colgate-Palmolive Co.	564,845	38,714,476
Dean Foods Co.*	2,110,249	37,921,175

		76,635,651

Finance — 3.3%
M&T Bank Corp.	99,645	5,720,619
Valley National Bancorp	402,675	8,154,169

		13,874,788

Health Care — 26.2%
Covance*	342,575	15,768,727
Laboratory Corp. of America Holdings*	598,488	38,548,612
Omnicare, Inc.	1,480,611	41,101,761
Quest Diagnostics, Inc.	289,850	15,046,114

		110,465,214

Total Common Stocks Sold Short		$349,621,019

Exchange Traded Funds — 17.1%
iShares Russell 2000 Index Fund	793,250	39,083,427
PowerShares QQQ	1,115,935	33,187,908

Total Exchange Traded Funds Sold Short		$72,271,335

Total Securities Sold Short
(Proceeds $499,611,733)		$421,892,354

*	Non-dividend expense producing security.
See accompanying Notes to Financial Statements.
Diamond Hill Financial Long-Short Fund
Schedule of Investments
December 31, 2008

		Market
	Shares	Value

Preferred Stocks — 9.6%
Financial — 6.5%
Countrywide Capital V, 7.00%, 11/1/36 †	15,000	$257,100
National City Capital Trust IV, 8.00%, 9/15/47 à	19,310	405,896

		662,996

Real Estate Investment Trust — 3.1%
Mid-America Apartment Communities, Inc. – REIT †	2,926	108,730
Wachovia Preferred Funding — REIT	10,375	209,160

		317,890

Total Preferred Stocks		$980,886

Common Stocks — 85.1%
Finance — Banks & Thrifts — 48.5%
1st Source Corp. †	1,904	44,992
Bank of New York Mellon Corp. †	15,283	432,967
Banner Corp. † à	8,800	82,808
City National Corp. †	5,080	247,396
Comerica, Inc. †	5,845	116,023
First Horizon National Corp. à	12,656	133,772
First State Bancorp †	23,280	38,412
FirstFed Financial Corp.* à	45,830	80,203
Hanmi Financial Corp. † à	30,040	61,882
Huntington Bancshares, Inc. †	55,185	422,717
Imperial Capital Bancorp, Inc. † à	6,017	13,538
iStar Financial, Inc. – REIT † à	34,500	76,935
JPMorgan Chase & Co.	20,700	652,671
PNC Financial Services Group, Inc. †	6,330	310,170
Prudential Financial, Inc.	10,000	302,600
Synovus Financial Corp. †	43,890	364,287
Taylor Capital Group, Inc. † à	10,900	63,765
U.S. Bancorp †	18,960	474,190
UCBH Holdings, Inc. †	30,220	207,914
Wells Fargo & Co. †	27,110	799,203

		4,926,445

Finance — Broker Dealer — 4.0%
Merrill Lynch & Co., Inc. †	25,000	291,000
Morgan Stanley †	7,000	112,280

		403,280

Page 34	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Financial Long-Short Fund
Schedule of Investments
December 31, 2008

		Market
	Shares	Value

Financial — Diversified — 4.5%
Bank of America Corp. †	23,474	$330,514
Citigroup, Inc. †	19,000	127,490

		458,004

Financial Specialties — 7.7%
American Express Co.	25,620	475,251
Discover Financial Services †	19,000	181,070
T. Rowe Price Group, Inc. à	3,700	131,128

		787,449

Insurance — 20.4%
Allstate Corp. †	13,000	425,879
Assurant, Inc. †	11,030	330,900
Assured Guaranty Ltd.	20,660	235,524
Hanover Insurance Group, Inc. †	2,950	126,762
Hartford Financial Services Group, Inc., The à	14,130	232,015
Old Republic International Corp.	18,640	222,189
Travelers Companies, Inc., The	7,100	320,920
United Fire & Casualty Co. †	3,987	123,876
XL Capital Ltd. — Class A	14,563	53,883

		2,071,948

Total Common Stocks		$8,647,126

Registered Investment Companies — 5.9%
J.P. Morgan Prime Money Market Fund ††	504,124	$504,124
J.P. Morgan U.S. Government Money Market Fund	93,759	93,759

Total Registered Investment Companies		$597,883

Total Investment Securities — 100.6%
(Cost $14,896,383) **		$10,225,895

Segregated Cash With Brokers — 9.5%		$966,403

Securities Sold Short — (11.4%) (Proceeds $1,349,564)		(1,158,668)

Assets in Excess of Other Liabilities — 1.3%		137,507

Net Assets — 100.0%		$10,171,137

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $5,237,528.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2008 was $500,606.

††	The entire security represents collateral for securities loaned as of December 31, 2008.
REIT – Real Estate Investment Trust
See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2008	Page 35

Diamond Hill Financial Long-Short Fund
Schedule of Securities Sold Short
December 31, 2008

		Market
	Shares	Value

Common Stocks — 100.0%
Finance - Banks & Thrifts — 93.0%
First Financial Bankshares, Inc.	1,810	$99,930
Home Bancshares, Inc.	6,520	175,714
M&T Bank Corp.	1,670	95,875
Peoples Bancorp, Inc.	9,280	177,526
Valley National Bancorp	7,515	152,179
WesBanco, Inc.	6,150	167,341
Westamerican Bancorporation	1,080	55,242
Westwood Holdings Group, Inc.	5,405	153,556

		1,077,363

Finance — Broker Dealer — 7.0%
KBW, Inc.*	3,535	81,305

Total Securities Sold Short
(Proceeds $1,349,564)		$1,158,668

*	Non-dividend expense producing security.

See accompanying Notes to Financial Statements.
Diamond Hill Strategic Income Fund
Schedule of Investments
December 31, 2008

		Market
	Shares	Value

Common Stocks — 0.2%
Real Estate Investment Trust — 0.2%
iStar Financial, Inc. – REIT à	94,500	$210,735

Collateralized Debt Obligations — 0.7%
Alesco Preferred Funding III †	724,100	100,968
Alesco Preferred Funding IV †	337	4,014
Alesco Preferred Funding V †	80	1,002
Alesco Preferred Funding VI †	621,631	149,173
Alesco Preferred Funding VI Series E †	336,608	80,382
Fort Sheridan, Ltd. †	489,231	133,996
Taberna Preferred Funding, Ltd. †	1,008,118	230,608
Total Collateralized Debt Obligations		$700,143

Preferred Stocks — 23.2%
American Electric Power, 8.75%	120,500	3,187,226
Aspen Insurance, 7.401%	13,080	164,677
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A – REIT	21,007	21,007
Excel Energy, Inc., 7.60%	138,200	3,445,326
FPL Group Capital, 7.45%, Series E	131,100	3,383,691
Innkeepers USA Trust	93,250	163,188
iStar Financial, 7.80%, Series F	138,500	526,300
National City Capital IV, 8.00% à	76,000	1,597,520
PNC Capital Trust, 7.75%, Series E	109,000	2,689,030
Wachovia Preferred Funding – REIT	168,215	3,391,214
Wells Fargo Capital XIV, 8.625%	109,600	2,926,320
XL Capital Ltd., 10.75%	88,000	792,000

Total Preferred Stocks		$22,287,499

Registered Investment Companies — 2.8%
J.P. Morgan 100% U.S. Treasury Securities Money Market Fund	58,609	$58,609
J.P. Morgan Prime Money Market Fund ††	1,029,360	1,029,360
J.P. Morgan U.S. Government Money Market Fund	1,618,805	1,618,805

Total Registered Investment Companies		$2,706,774

Page 36	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Strategic Income Fund
Schedule of Investments
December 31, 2008

		Market
	Shares	Value

Corporate Bonds — 71.2%
Consumer Discretionary — 13.0%
Expedia, Inc., 8.50%, 7/1/16	1,500,000	$1,117,500
Fortune Brands, 4.875%, 12/1/13	3,475,000	3,060,652
Goodyear Tire, 7.857%, 8/15/11 ▲	3,000,000	2,490,000
Hansebrands, Inc., 8.78%, 12/15/14 ▲	3,505,000	2,471,025
Historic Time Warner, Inc., 8.05%, 1/15/16	1,600,000	1,587,312
Xerox Corp., 7.625%, 6/15/13	2,160,000	1,802,725

		12,529,214

Energy — 14.6%
Centerpoint Energy, Inc., 5.95%, 2/1/17	2,525,000	2,070,727
Cimarex Energy, 7.125%, 5/1/17	1,650,000	1,287,000
Copano Energy, 8.125%, 3/1/16	3,500,000	2,537,500
Energy Transfer Partners, 5.95%, 2/1/15	1,700,000	1,460,351
Kaneb Pipeline, 7.75%, 2/15/12	1,700,000	1,590,600
Kinder Morgan Energy Partners, 7.50%, 11/1/10	1,375,000	1,345,048
Markwest Energy Finance Corp., 8.50%, 7/15/16	3,065,000	1,953,938
Pacific Energy Partners, 7.125%, 6/15/14	2,000,000	1,746,872

		13,992,036

Finance — 26.5%
American Express, 7.00%, 3/19/18	2,000,000	2,022,288
First Horizon National Corp., 4.50%, 5/15/13	1,400,000	972,433
General Motors Acceptance Corp., 7.20%, 1/15/11 ▲	3,550,000	745,500
Goldman Sachs Group, Inc., 6.60%, 1/15/12	1,300,000	1,282,665
Hartford Financial Services Group, 5.50%, 10/15/16	2,900,000	2,142,276
Huntington National Bank, 4.375%, 1/15/10	2,000,000	1,913,282
Huntington National Bank, 6.60%, 6/15/18	1,725,000	1,154,575
Key Bank, 5.70%, 8/15/12	1,000,000	885,768
Key Bank, 7.413%, 5/6/15	1,075,000	922,782
Montpelier, 6.125%, 8/15/13	2,900,000	2,823,826
National City Bank, 6.20%, 12/15/11	773,000	725,660
National City Bank of Kentucky, 6.30%, 2/15/11	3,267,000	3,147,309
Nuveen Investments, Inc., 10.50%, 11/15/15 à ^	3,000,000	663,750
Prudential Financial, Inc., 5.10%, 9/20/14	2,720,000	2,275,068
Wachovia Corp., 5.30%, 10/15/11	1,000,000	964,425
Wachovia Corp., 5.75%, 6/15/17	1,635,000	1,627,383
Wilmington Trust Corp., 8.50%, 4/2/18	1,000,000	1,169,770

		25,438,760

Industrial — 14.1%
Freeport McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	5,050,000	4,292,500
Fisher Scientific International, Inc., 6.75%, 8/15/14	3,350,000	3,165,750
International Paper Co., 5.25%, 4/1/16	1,500,000	1,013,037
Martin Marietta Materials, 6.60%, 4/15/18	2,500,000	1,862,085
Trinity Industries, Inc., 6.50%, 3/15/14	3,870,000	3,241,125

		13,574,497

Utilities — 3.0%
AT&T Broadband Communications, 8.375%, 3/15/13	1,325,000	1,370,744
International Telephone, 7.50%, 7/1/11	40,000	40,053
National Rural Utilities Corp., 10.375%, 11/1/18	1,300,000	1,521,531

		2,932,328

Total Corporate Bonds		$68,466,835

Diamond Hill Funds Annual Report December 31, 2008	Page 37

Diamond Hill Strategic Income Fund
Schedule of Investments (Continued)
December 31, 2008

		Market
	Shares	Value

Total Investment Securities — 98.1%
(Cost $117,763,581) **		$94,371,986

Other Assets In Excess Of Liabilities — 1.9%		1,811,069

Net Assets — 100.0%		$96,183,055

†	Restricted and illiquid securities valued at fair value and not registered under the Securities Act of 1933:

				Value as
	Acquisition	Acquisition		a % of
	Date	Cost	Value	Net Assets
Alesco Preferred Funding II	March-05	$724,100	$100,968	0.1%
Alesco Preferred Funding IV	May-04	337,338	4,014	0.0%
Alesco Preferred Funding V	October-04	80,180	1,002	0.0%
Alesco Preferred Funding VI	December-04	621,631	149,173	0.2%
Alesco Preferred Funding VI Series E	March-05	336,608	80,382	0.1%
Fort Sheridan, LTD	March-05	489,065	133,996	0.1%
Taberna Preferred Funding, LTD	March-05	1,010,811	230,608	0.2%

		$3,599,733	$700,143	0.7%

▲	Variable notes earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The rates shown in the Schedule of Investments are the coupon rates in effect at December 31, 2008.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2008, was $940,678.

††	The entire security represents collateral for securities loaned as of December 31, 2008.

^	Restricted securities not registered under the Securities Act of 1933. Acquisition date and current cost: Nuveen Investments, Inc., 10.50%, 11/15/15 – 1/08, $2,915,000. At December 31, 2008, this security had a market value of $663,750, representing 0.7% of net assets.

**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust See accompanying Notes to Financial Statements.

Page 38	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2008

		Small-Mid
	Small Cap	Cap	Large Cap	Select
	Fund	Fund	Fund	Fund

Assets
Investment securities, at cost	$574,017,278	$38,230,929	$553,943,044	$18,830,805

Investment securities, at market value — including $100,528,352; $6,972,608; $28,615,891; and $1,562,519 of securities loaned for the Small Cap Fund, the Small-Mid Cap Fund, the Large Cap Fund and the Select Fund, respectively	$473,075,710	$32,481,265	$441,534,905	$16,302,710
Receivable for securities sold	1,492,397	—	1,985,031	112,285
Receivable for fund shares issued	916,351	13,680	2,770,566	74,699
Receivable for dividends and interest	450,843	37,368	881,092	32,855

Total Assets	475,935,301	32,532,313	447,171,594	16,522,549

Liabilities
Return of collateral for securities on loan	99,785,166	6,920,413	28,808,043	1,576,996
Payable for securities purchased	6,438,190	216,623	—	—
Payable for fund shares redeemed	4,606,431	76,985	1,130,304	38,485
Payable to Investment Adviser	230,443	14,428	199,588	9,077
Payable to Administrator	70,334	3,192	70,258	2,546
Accrued distribution and service fees	215,731	9,130	203,263	10,682

Total Liabilities	111,346,295	7,240,771	30,411,456	1,637,786

Net Assets	$364,589,006	$25,291,542	$416,760,138	$14,884,763

Components of Net Assets
Paid-in capital	$473,085,537	$34,696,932	$573,045,597	$19,524,820
Accumulated net investment income	65,769	4,010	—	—
Accumulated net realized losses from investment transactions	(7,620,732)	(3,659,736)	(43,877,320)	(2,111,962)
Net unrealized depreciation on investments	(100,941,568)	(5,749,664)	(112,408,139)	(2,528,095)

Net Assets	$364,589,006	$25,291,542	$416,760,138	$14,884,763

Pricing of Class A Shares
Net assets attributable to Class A shares	$308,831,821	$7,556,986	$254,687,259	$4,029,690

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	18,682,799	1,041,287	24,327,857	590,948

Net asset value and redemption price per share	$16.53	$7.26	$10.47	$6.82

Maximum offering price per share	$17.40	$7.64	$11.02	$7.18

Pricing of Class C Shares
Net assets attributable to Class C shares	$16,790,021	$2,919,612	$20,656,393	$3,366,011

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,068,044	408,158	2,026,265	496,327

Net asset value, offering price and redemption price per share (A)	$15.72	$7.15	$10.19	$6.78

Pricing of Class I Shares
Net assets attributable to Class I shares	$38,967,164	$14,814,944	$141,416,486	$7,489,062

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,355,005	2,043,339	13,480,859	1,108,803

Net asset value, offering price and redemption price per share	$16.55	$7.25	$10.49	$6.75

(A)	Redemption price per share varies based upon holding period.
See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2008	Page 39

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2008

		Financial	Strategic
	Long-Short	Long-Short	Income
	Fund	Fund	Fund
	-
Assets
Investment securities, at cost	$2,782,242,516	$14,896,383	$117,763,581

Investment securities, at market value — including $136,581,520, $500,606 and $940,678 of securities loaned for the Long-Short Fund, the Financial Long-Short Fund and the Strategic Income Fund, respectively	$2,173,098,234	$10,225,895	$94,371,986
Deposits with brokers for securities sold short	372,858,542	966,403	—
Receivable for securities sold	60,673,131	647,258	1,122,012
Receivable for fund shares issued	6,889,912	6,965	308,518
Receivable for dividends and interest	3,917,663	39,526	1,732,160

Total Assets	2,617,437,482	11,886,047	97,534,676

Liabilities
Return of collateral for securities on loan	135,920,420	504,124	1,029,360
Securities sold short, at value (proceeds $499,611,733 for the Long-Short Fund and $1,349,564 for the Financial Long-Short Fund)	421,892,354	1,158,668	—
Payable for securities purchased	—	3,742	—
Payable for dividends on securities sold short	—	6,945	—
Payable for fund shares redeemed	9,463,108	20,696	212,639
Payable to Investment Adviser	1,562,349	8,741	40,280
Payable to Administrator	389,628	1,125	12,398
Accrued distribution and service fees	1,497,450	10,869	56,944

Total Liabilities	570,725,309	1,714,910	1,351,621

Net Assets	$2,046,712,173	$10,171,137	$96,183,055

Components of Net Assets
Paid-in capital	$2,715,310,605	$26,308,398	$141,051,359
Accumulated net investment income	19,471	9,629	1,848,067
Accumulated net realized losses from investment transactions	(137,193,000)	(11,667,297)	(23,324,776)
Net unrealized depreciation on investments	(531,424,903)	(4,479,593)	(23,391,595)

Net Assets	$2,046,712,173	$10,171,137	$96,183,055

Pricing of Class A Shares
Net assets attributable to Class A shares	$1,110,981,770	$7,595,728	$31,267,842

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	80,345,272	896,003	3,778,145

Net asset value and redemption price per share	$13.83	$8.48	$8.28

Maximum offering price per share	$14.56	$8.93	$8.58

Pricing of Class C Shares
Net assets attributable to Class C shares	$278,068,594	$1,866,091	$14,730,413

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	20,945,684	229,828	1,781,157

Net asset value, offering price and redemption price per share(A)	$13.28	$8.12	$8.27

Pricing of Class I Shares
Net assets attributable to Class I shares	$657,661,809	$709,318	$50,184,800

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	47,426,700	84,141	6,076,435

Net asset value, offering price and redemption price per share	$13.87	$8.43	$8.26

(A)	Redemption price per share varies based upon holding period.
See accompanying Notes to Financial Statements.

Page 40	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2008

		Small-Mid
	Small Cap	Cap	Large Cap	Select
	Fund	Fund	Fund	Fund

Investment Income
Dividends	$7,167,933	$633,510	$10,766,550	$374,026
Securities lending income	615,407	48,968	170,580	8,743

Total Investment Income	7,783,340	682,478	10,937,130	382,769

Expenses
Investment advisory fees	2,952,884	210,709	2,728,332	112,555
Administration fees	1,076,664	64,589	1,213,393	42,050
Distribution fees — Class A	775,040	22,631	737,096	12,160
Distribution and service fees — Class C	215,618	19,432	244,340	49,468
Custody fees	1,983	367	2,074	280

Total Expenses Before Securities Lending Credit	5,022,189	317,728	4,925,235	216,513
Less Securities Lending Credit	(1,983)	(367)	(2,074)	(280)

Net Expenses	5,020,206	317,361	4,923,161	216,233

Net Investment Income	2,763,134	365,117	6,013,969	166,536

Realized and Unrealized Losses on Investments
Net realized losses from security transactions	(2,308,521)	(3,617,835)	(43,718,442)	(2,536,054)
Net change in unrealized appreciation/depreciation on investments	(108,806,446)	(5,338,310)	(150,696,635)	(3,770,060)

Net Realized and Unrealized Losses on Investments	(111,114,967)	(8,956,145)	(194,415,077)	(6,306,114)

Net Change in Net Assets from Operations	$(108,351,833)	$(8,591,028)	$(188,401,108)	$(6,139,578)

		Financial	Strategic
	Long-Short	Long-Short	Income
	Fund	Fund	Fund

Investment Income
Dividends	$60,143,749	$859,955	$9,256,697
Interest	—	—	964,207
Securities lending income	62,574	28,371	29,326

Total Investment Income	60,206,323	888,326	10,250,230

Expenses
Investment advisory fees	21,027,640	210,320	666,722
Administration fees	6,236,730	61,895	322,651
Distribution fees — Class A	3,270,356	41,220	116,711
Distribution and service fees — Class C	3,415,779	26,898	203,643
Dividend expense on securities sold short	3,895,582	59,491	—
Custody fees	7,981	790	917

Total Expenses Before Securities Lending Credit	37,854,068	400,614	1,310,644
Less Securities Lending Credit	(7,981)	(790)	(917)

Net Expenses	37,846,087	399,824	1,309,727

Net Investment Income	22,360,236	488,502	8,940,503

Realized and Unrealized Gains (Losses) on Investments
Net realized losses from security transactions	(259,701,159)	(12,674,944)	(20,757,242)
Net realized gains on closed short positions	128,347,041	1,386,293	—
Net change in unrealized appreciation/depreciation on investments	(621,467,656)	(1,364,981)	(8,353,873)

Net Realized and Unrealized Losses on Investments	(752,821,774)	(12,653,632)	(29,111,115)

Net Change in Net Assets from Operations	$(730,461,538)	$(12,165,130)	$(20,170,612)

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2008	Page 41

Diamond Hill Funds
Statements of Changes in Net Assets

			Small-Mid				Select
	Small Cap Fund		Cap Fund		Large Cap Fund		Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007	2008	2007

From Operations
Net investment income	$2,763,134	$1,236,756	$365,117	$198,485	$6,013,969	$5,134,796	$166,536	$148,971
Net realized gains (losses) from security transactions	(2,308,521)	19,933,007	(3,617,835)	600,735	(43,718,442)	17,877,206	(2,536,054)	264,058
Net change in unrealized appreciation/depreciation on investments	(108,806,446)	(35,970,248)	(5,338,310)	(1,323,826)	(150,696,635)	2,605,067	(3,770,060)	478,695

Net Change in Net Assets from Operations	(108,351,833)	(14,800,485)	(8,591,028)	(524,606)	(188,401,108)	25,617,069	(6,139,578)	891,724

Distributions to Shareholders
From net investment income — Class A	(2,153,299)	(1,056,536)	(90,512)	(39,380)	(3,435,709)	(3,603,836)	(44,841)	(58,851)
From net investment income — Class C	—	—	(28,964)	—	(120,551)	(157,384)	—	(23,687)
From net investment income — Class I	(472,675)	(251,292)	(242,573)	(158,867)	(2,471,299)	(1,371,991)	(125,373)	(66,379)
From net realized gains on investments — Class A	(470,895)	(19,955,753)	—	(272,115)	(2,287,749)	(14,708,735)	(160,947)	(744,125)
From net realized gains on investments — Class C	(28,872)	(1,691,144)	—	(62,709)	(193,041)	(1,323,945)	(109,395)	(671,947)
From net realized gains on investments — Class I	(62,512)	(2,137,888)	—	(465,333)	(1,298,518)	(3,978,795)	(297,972)	(441,157)

Decrease in Net Assets from Distributions to Shareholders	(3,188,253)	(25,092,613)	(362,049)	(998,404)	(9,806,867)	(25,144,686)	(738,528)	(2,006,146)

From Capital Transactions Class A
Proceeds from shares sold	199,222,977	119,352,219	2,310,251	3,433,228	179,263,026	114,758,877	2,395,729	884,360
Reinvested distributions	2,222,464	20,373,877	85,434	297,850	5,511,832	17,658,977	187,573	483,596
Payments for shares redeemed	(116,445,848)	(222,404,372)	(2,328,114)	(2,351,675)	(113,001,942)	(163,308,272)	(3,389,294)	(4,236,862)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	84,999,593	(82,678,276)	67,571	1,379,403	71,772,916	(30,890,418)	(805,992)	(2,868,906)

Class C
Proceeds from shares sold	5,572,858	1,664,661	2,009,995	835,503	12,575,146	10,328,176	696,065	3,844,134
Reinvested distributions	24,642	1,483,083	21,980	53,434	270,518	1,244,764	92,269	584,331
Payments for shares redeemed	(7,239,186)	(10,123,632)	(873,364)	(742,446)	(8,884,138)	(6,574,570)	(2,414,521)	(2,690,869)

Net Increase (Decrease) in Net Assets from Class C Share Transactions	(1,641,686)	(6,975,888)	1,158,611	146,491	3,961,526	4,998,370	(1,626,187)	1,737,596

Class I
Proceeds from shares sold	42,364,484	8,739,099	14,556,970	7,436,307	158,870,883	32,853,371	9,850,983	2,635,980
Reinvested distributions	423,505	2,036,900	229,598	617,066	3,036,004	5,060,574	347,993	446,200
Payments for shares redeemed	(22,610,538)	(26,575,061)	(13,183,348)	(603,389)	(43,503,585)	(11,570,264)	(4,424,728)	(1,332,910)

Net Increase (Decrease) in Net Assets from Class I Share Transactions	20,177,451	(15,799,062)	1,603,220	7,449,984	118,403,302	26,343,681	5,774,248	1,749,270

Total Increase (Decrease) in Net Assets	(8,004,728)	(145,346,324)	(6,123,675)	7,452,868	(4,070,231)	924,016	(3,536,037)	(496,462)

Net Assets
Beginning of year	372,593,734	517,940,058	31,415,217	23,962,349	420,830,369	419,906,353	18,420,800	18,917,262

End of year	$364,589,006	$372,593,734	$25,291,542	$31,415,217	$416,760,138	$420,830,369	$14,884,763	$18,420,800

Accumulated Net Investment Income	$65,769	$—	$4,010	$942	$—	$13,484	$—	$54

See accompanying Notes to Financial Statements.

Page 42	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Funds
Statements of Changes in Net Assets

			Financial		Strategic
	Long-Short Fund		Long-Short Fund		Income Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007(A)	2008	2007

From Operations
Net investment income	$22,360,236	$39,829,401	$488,502	$933,246	$8,940,503	$10,032,993
Net realized gains (losses) from security transactions	(259,701,159)	30,449,797	(12,674,944)	(123,016)	(20,757,242)	157,053
Net realized gains (losses) on closed short positions	128,347,041	(19,309,212)	1,386,293	1,168,368	—	—
Net change in unrealized appreciation/ depreciation on investments	(621,467,656)	6,810,313	(1,364,981)	(9,415,287)	(8,353,873)	(19,116,365)

Net Change in Net Assets from Operations	(730,461,538)	57,780,299	(12,165,130)	(7,436,689)	(20,170,612)	(8,926,319)

Distributions to Shareholders
From net investment income - Class A	(11,854,501)	(21,519,028)	(358,050)	(792,875)	(2,977,419)	(3,670,256)
From net investment income - Class C	(563,193)	(5,312,054)	(81,776)	(60,297)	(1,151,871)	(1,479,611)
From net investment income - Class I	(10,012,416)	(13,062,198)	(39,162)	(80,100)	(4,554,082)	(4,478,858)
From net realized gains on investments - Class A	(5,059,819)	(17,762,664)	(5,583)	(1,122,892)	—	(566,106)
From net realized gains on investments - Class C	(1,333,024)	(5,812,567)	(1,377)	(147,317)	—	(255,532)
From net realized gains on investments - Class I	(2,974,052)	(8,888,393)	(510)	(106,177)	—	(714,341)
From return of capital - Class A	—	—	—	—	(57,178)	—
From return of capital - Class C	—	—	—	—	(22,121)	—
From return of capital - Class I	—	—	—	—	(87,457)	—

Decrease in Net Assets from Distributions to Shareholders	(31,797,005)	(72,356,904)	(486,458)	(2,309,658)	(8,850,128)	(11,164,704)

From Capital Transactions
Class A
Proceeds from shares sold	1,166,023,703	587,027,148	9,353,579	26,049,220	9,452,448	39,197,097
Reinvested distributions	15,279,830	34,843,615	330,275	1,456,165	2,486,233	3,660,599
Payments for shares redeemed	(614,489,097)	(422,279,060)	(19,720,237)	(30,897,726)	(24,744,018)	(30,041,865)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	566,814,436	199,591,703	(10,036,383)	(3,392,341)	(12,805,337)	12,815,831

Class C
Proceeds from shares sold	154,843,092	160,652,765	1,622,586	2,613,317	4,746,092	10,695,953
Reinvested distributions	1,353,824	7,710,946	47,913	135,522	711,970	1,295,674
Payments for shares redeemed	(78,553,460)	(50,301,042)	(1,430,624)	(3,015,863)	(11,150,900)	(10,868,804)

Net Increase (Decrease) in Net Assets from Class C Share Transactions	77,643,456	118,062,669	239,875	(267,024)	(5,692,838)	1,122,823

Class I
Proceeds from shares sold	650,508,692	334,731,735	1,075,770	6,024,037	18,134,078	37,678,558
Reinvested distributions	9,295,398	16,659,660	32,342	129,116	3,635,796	4,016,764
Payments for shares redeemed	(264,368,176)	(137,837,684)	(1,836,714)	(2,997,969)	(27,345,985)	(16,846,722)

Net Increase (Decrease) in Net Assets I from Class Share Transactions	395,435,914	213,553,711	(728,602)	3,155,184	(5,576,111)	24,848,600

Total Increase (Decrease) in Net Assets	277,635,263	516,631,478	(23,176,698)	(10,250,528)	(53,095,026)	18,696,231

Net Assets
Beginning of year	1,769,076,910	1,252,445,432	33,347,835	43,598,363	149,278,081	130,581,850

End of year	$2,046,712,173	$1,769,076,910	$10,171,137	$33,347,835	$96,183,055	$149,278,081

Accumulated Net Investment Income	$19,471	$—	$9,629	$—	$1,848,067	$1,675,336

(A)	Represents the period from commencement of operations (December 31, 2006) through December 31, 2007, and commencement of public offering and investment operations on January 3, 2007 for Class I shares.
See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2008	Page 43

Diamond Hill Funds
Schedule of Capital Share Transactions

			Small-Mid
	Small Cap Fund		Cap Fund		Large Cap Fund		Select Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Shares
Class A Shares:
Issued	10,266,061	4,724,481	289,014	305,833	13,291,568	6,807,708	323,220	73,770
Reinvested	137,839	890,223	12,084	27,867	525,497	1,059,206	27,267	44,429
Redeemed	(5,717,870)	(8,858,418)	(264,232)	(210,231)	(8,542,167)	(9,492,784)	(404,382)	(371,473)

Net increase (decrease) in shares outstanding	4,686,030	(3,243,714)	36,866	123,469	5,274,898	(1,625,870)	(53,895)	(253,274)
Shares outstanding, beginning of year	13,996,769	17,240,483	1,004,421	880,952	19,052,959	20,678,829	644,843	898,117

Shares outstanding, end of year	18,682,799	13,996,769	1,041,287	1,004,421	24,327,857	19,052,959	590,948	644,843

Class C Shares:
Issued	281,053	69,286	270,568	73,696	962,293	627,561	99,457	323,350
Reinvested	1,616	68,251	3,153	5,055	26,397	76,843	13,549	54,132
Redeemed	(388,155)	(424,112)	(95,115)	(67,491)	(672,715)	(397,122)	(271,176)	(230,312)

Net increase (decrease) in shares outstanding	(105,486)	(286,575)	178,606	11,260	315,975	307,282	(158,170)	147,170
Shares outstanding, beginning of year	1,173,530	1,460,105	229,552	218,292	1,710,290	1,403,008	654,497	507,327

Shares outstanding, end of year	1,068,044	1,173,530	408,158	229,552	2,026,265	1,710,290	496,327	654,497

Class I Shares:
Issued	2,084,582	347,853	1,736,017	656,463	11,396,090	1,933,936	1,137,816	223,977
Reinvested	26,236	88,558	32,475	57,693	289,028	302,344	51,050	40,927
Redeemed	(1,176,261)	(1,064,731)	(1,485,008)	(52,687)	(3,369,905)	(678,909)	(520,927)	(112,498)

Net increase (decrease) in shares outstanding	934,557	(628,320)	283,484	661,469	8,315,213	1,557,371	667,939	152,406
Shares outstanding, beginning of year	1,420,448	2,048,768	1,759,855	1,098,386	5,165,646	3,608,275	440,864	288,458

Shares outstanding, end of year	2,355,005	1,420,448	2,043,339	1,759,855	13,480,859	5,165,646	1,108,803	440,864

See accompanying Notes to Financial Statements.

Page 44	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Funds
Schedule of Capital Share Transactions

	Long-Short Fund		Financial Long-Short Fund		Strategic Income Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007(A)	2008	2007

Shares
Class A Shares:
Issued	65,179,628	31,616,314	634,212	1,284,397	968,003	3,348,624
Reinvested	1,103,611	1,861,265	39,945	86,843	262,156	324,420
Redeemed	(38,412,029)	(22,646,226)	(1,481,612)	(1,532,625)	(2,679,730)	(2,662,913)

Net increase (decrease) in shares outstanding	27,871,210	10,831,353	(807,455)	(161,385)	(1,449,571)	1,010,131
Shares outstanding, beginning of year	52,474,062	41,642,709	1,703,458	1,864,843	5,227,716	4,217,585

Shares outstanding, end of year	80,345,272	52,474,062	896,003	1,703,458	3,778,145	5,227,716

Class C Shares:
Issued	8,794,676	9,018,256	128,589	133,621	480,530	913,237
Reinvested	100,951	429,372	6,051	8,371	74,559	114,757
Redeemed	(5,138,019)	(2,806,115)	(115,460)	(161,204)	(1,141,468)	(960,991)

Net increase (decrease) in shares outstanding	3,757,608	6,641,513	19,180	(19,212)	(586,379)	67,003
Shares outstanding, beginning of year	17,188,076	10,546,563	210,648	229,860	2,367,536	2,300,533

Shares outstanding, end of year	20,945,684	17,188,076	229,828	210,648	1,781,157	2,367,536

Class I Shares:
Issued	36,606,076	17,937,547	77,776	297,038	1,843,387	3,263,906
Reinvested	669,984	886,331	3,935	7,713	386,928	357,639
Redeemed	(16,952,130)	(7,325,935)	(149,858)	(152,463)	(2,907,219)	(1,513,887)

Net increase (decrease) in shares outstanding	20,323,930	11,497,943	(68,147)	152,288	(676,904)	2,107,658
Shares outstanding, beginning of period	27,102,770	15,604,827	152,288	—	6,753,339	4,645,681

Shares outstanding, end of period	47,426,700	27,102,770	84,141	152,288	6,076,435	6,753,339

(A)	Represents the period from commencement of operations (December 31, 2006) through December 31, 2007, and commencement of public offering and investment operations on January 3, 2007 for Class I shares.
See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2008	Page 45

Diamond Hill Funds
Financial Highlights

For a share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2008	2007	2006	2005(A)		2004

Diamond Hill Small Cap Fund - Class A
Net asset value at beginning of year	$22.53	$25.03	$23.95	$21.41		$16.82

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.08	0.09	0.02		(0.03)
Net realized and unrealized gains (losses) on investments	(5.98)	(1.00)	1.60	2.74		4.94

Total from investment operations	(5.85)	(0.92)	1.69	2.76		4.91

Less Distributions:
Dividends from net investment income	(0.12)	(0.08)	(0.09)	(0.01)		—
Distributions from net realized gains	(0.03)	(1.50)	(0.52)	(0.21)		(0.32)

Total distributions	(0.15)	(1.58)	(0.61)	(0.22)		(0.32)

Net asset value at end of year	$16.53	$22.53	$25.03	$23.95		$21.41

Total return(B)	(25.99%)	(3.79%)	7.03%	12.90%		29.26%

Net assets at end of year (000s)	$308,832	$315,378	$431,524	$308,925		$55,411

Ratio of net expenses to average net assets	1.35%	1.39%	1.42%	1.45%		1.50%
Ratio of net investment income (loss) to average net assets	0.75%	0.29%	0.38%	0.19%		(0.35%)
Ratio of gross expenses to average net assets	1.35%	1.39%	1.42%	1.45%		1.51%
Portfolio turnover rate	47%	21%	30%	15%		30%

Diamond Hill Small Cap Fund — Class C
Net asset value at beginning of year	$21.44	$24.00	$23.08	$20.79		$16.45

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.15)	(0.10)	(0.08)		(0.15)
Net realized and unrealized gains (losses) on investments	(5.68)	(0.91)	1.54	2.58		4.81

Total from investment operations	(5.69)	(1.06)	1.44	2.50		4.66

Distributions from net realized gains	(0.03)	(1.50)	(0.52)	(0.21)		(0.32)

Net asset value at end of year	$15.72	$21.44	$24.00	$23.08		$20.79

Total return(B)	(26.55%)	(4.51%)	6.23%	12.05%		28.40%

Net assets at end of year (000s)	$16,790	$25,158	$35,035	$41,115		$15,259

Ratio of net expenses to average net assets	2.11%	2.14%	2.17%	2.20%		2.25%
Ratio of net investment loss to average net assets	(0.03%)	(0.46%)	(0.37%)	(0.61%)		(1.20%)
Ratio of gross expenses to average net assets	2.11%	2.14%	2.17%	2.20%		2.26%
Portfolio turnover rate	47%	21%	30%	15%		30%

Diamond Hill Small Cap Fund — Class I
Net asset value at beginning of period	$22.57	$25.08	$23.99	$19.93

Income (loss) from investment operations:
Net investment income	0.17	0.22	0.21	0.04
Net realized and unrealized gains (losses) on investments	(5.97)	(1.05)	1.59	4.27

Total from investment operations	(5.80)	(0.83)	1.80	4.31

Less Distributions:
Dividends from net investment income	(0.19)	(0.18)	(0.19)	(0.04)
Distributions from net realized gains	(0.03)	(1.50)	(0.52)	(0.21)

Total distributions	(0.22)	(1.68)	(0.71)	(0.25)

Net asset value at end of period	$16.55	$22.57	$25.08	$23.99

Total return	(25.69%)	(3.41)%	7.49%	21.63	% (C)

Net assets at end of period (000s)	$38,967	$32,057	$51,381	$35,434

Ratio of net expenses to average net assets	0.98%	0.98%	0.99%	0.99	% (D)
Ratio of net investment income to average net assets	1.17%	0.69%	0.82%	0.74	% (D)
Ratio of gross expenses to average net assets	0.98%	0.98%	0.99%	0.99	% (D)
Portfolio turnover rate	47%	21%	30%	15%

(A)	Class I commenced operations on April 29, 2005.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Not annualized.

(D)	Annualized.
See accompanying Notes to Financial Statements.

Page 46	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Funds
Financial Highlights

For a share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2007	2006(A)

Diamond Hill Small-Mid Cap Fund - Class A
Net asset value at beginning of period	$10.50	$10.91	$10.00

Income (loss) from investment operations:
Net investment income	0.10	0.06	0.04
Net realized and unrealized gains (losses) on investments	(3.25)	(0.15)	0.94

Total from investment operations	(3.15)	(0.09)	0.98

Less Distributions:
Dividends from net investment income	(0.09)	(0.04)	(0.01)
Distributions from net realized gains	—	(0.28)	(0.06)

Total distributions	(0.09)	(0.32)	(0.07)

Net asset value at end of period	$7.26	$10.50	$10.91

Total return(B)	(30.01%)	(0.91%)	9.81%

Net assets at end of period (000s)	$7,557	$10,549	$9,608

Ratio of net expenses to average net assets	1.32%	1.33%	1.21%
Ratio of net investment income to average net assets	1.11%	0.54%	0.49%
Ratio of gross expenses to average net assets	1.32%	1.34%	1.34%
Portfolio turnover rate	91%	39%	33%

Diamond Hill Small-Mid Cap Fund — Class C
Net asset value at beginning of period	$10.40	$10.85	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.02)	(0.02)
Net realized and unrealized gains (losses) on investments	(3.22)	(0.15)	0.93

Total from investment operations	(3.18)	(0.17)	0.91

Less Distributions:
Dividends from net investment income	(0.07)	—	—
Distributions from net realized gains	—	(0.28)	(0.06)

Total distributions	(0.07)	(0.28)	(0.06)

Net asset value at end of period	$7.15	$10.40	$10.85

Total return(B)	(30.54%)	(1.65%)	9.08%

Net assets at end of period (000s)	$2,920	$2,388	$2,368

Ratio of net expenses to average net assets	2.05%	2.08%	2.00%
Ratio of net investment income (loss) to average net assets	0.48%	(0.21%)	(0.27%)
Ratio of gross expenses to average net assets	2.05%	2.09%	2.11%
Portfolio turnover rate	91%	39%	33%

Diamond Hill Small-Mid Cap Fund — Class I
Net asset value at beginning of period	$10.50	$10.91	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.09	0.04
Net realized and unrealized gains (losses) on investments	(3.26)	(0.13)	0.98

Total from investment operations	(3.13)	(0.04)	1.02

Less Distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.05)
Distributions from net realized gains	—	(0.28)	(0.06)

Total distributions	(0.12)	(0.37)	(0.11)

Net asset value at end of period	$7.25	$10.50	$10.91

Total return	(29.77%)	(0.44%)	10.18%

Net assets at end of period (000s)	$14,815	$18,478	$11,986

Ratio of net expenses to average net assets	0.93%	0.93%	0.90%
Ratio of net investment income to average net assets	1.49%	0.97%	1.01%
Ratio of gross expenses to average net assets	0.93%	0.94%	0.98%
Portfolio turnover rate	91%	39%	33%

(A)	Class A, Class C, and Class I commenced operations on December 31, 2005, and commenced public offering and investment operations on January 3, 2006.

(B)	Total returns shown exclude the effect of applicable sales charges.
See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2008	Page 47

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2008	2007	2006	2005(A)		2004

Diamond Hill Large Cap Fund — Class A
Net asset value at beginning of year	$16.25	$16.36	$14.44	$12.51		$10.34

Income (loss) from investment operations:
Net investment income	0.15	0.21	0.15	0.05		0.02
Net realized and unrealized gains (losses) on investments	(5.69)	0.69	2.03	1.98		2.16

Total from investment operations	(5.54)	0.90	2.18	2.03		2.18

Less Distributions:
Dividends from net investment income	(0.14)	(0.19)	(0.14)	(0.06)		(0.01)
Distributions from net realized gains	(0.10)	(0.82)	(0.12)	(0.04)		—

Total distributions	(0.24)	(1.01)	(0.26)	(0.10)		(0.01)

Net asset value at end of year	$10.47	$16.25	$16.36	$14.44		$12.51

Total return(B)	(34.06%)	5.42%	15.06%	16.19%		21.12%

Net assets at end of year (000s)	$254,688	$309,617	$338,286	$96,637		$17,369

Ratio of net expenses to average net assets	1.16%	1.18%	1.21%	1.27%		1.40%
Ratio of net investment income to average net assets	1.23%	1.15%	1.32%	1.08%		0.26%
Ratio of gross expenses to average net assets	1.16%	1.19%	1.21%	1.27%		1.42%
Portfolio turnover rate	28%	44%	32%	15%		13%

Diamond Hill Large Cap Fund — Class C
Net asset value at beginning of year	$15.84	$15.99	$14.15	$12.31		$10.23

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.06	0.05		(0.04)
Net realized and unrealized gains (losses) on investments	(5.55)	0.70	1.95	1.83		2.12

Total from investment operations	(5.49)	0.76	2.01	1.88		2.08

Less Distributions:
Dividends from net investment income	(0.06)	(0.09)	(0.05)	—		—
Distributions from net realized gains	(0.10)	(0.82)	(0.12)	(0.04)		—

Total distributions	(0.16)	(0.91)	(0.17)	(0.04)		—

Net asset value at end of year	$10.19	$15.84	$15.99	$14.15		$12.31

Total return(B)	(34.64%)	4.68%	14.18%	15.25%		20.33%

Net assets at end of year (000s)	$20,656	$27,084	$22,438	$9,518		$1,700

Ratio of net expenses to average net assets	1.91%	1.93%	1.96%	2.02%		2.15%
Ratio of net investment income (loss) to average net assets	0.48%	0.43%	0.57%	0.26%		(0.54%)
Ratio of gross expenses to average net assets	1.91%	1.93%	1.96%	2.02%		2.17%
Portfolio turnover rate	28%	44%	32%	15%		13%

Diamond Hill Large Cap Fund — Class I
Net asset value at beginning of period	$16.29	$16.40	$14.47	$12.38

Income (loss) from investment operations:
Net investment income	0.23	0.25	0.13	0.08
Net realized and unrealized gains (losses) on investments	(5.74)	0.73	2.12	2.13

Total from investment operations	(5.51)	0.98	2.25	2.21

Less Distributions:
Dividends from net investment income	(0.19)	(0.27)	(0.20)	(0.08)
Distributions from net realized gains	(0.10)	(0.82)	(0.12)	(0.04)

Total distributions	(0.29)	(1.09)	(0.32)	(0.12)

Net asset value at end of period	$10.49	$16.29	$16.40	$14.47

Total return	(33.82%)	5.88%	15.49%	17.84	%(C)

Net assets at end of period (000s)	$141,416	$84,129	$59,182	$10,442

Ratio of net expenses to average net assets	0.78%	0.78%	0.78%	0.80	%(D)
Ratio of net investment income to average net assets	1.67%	1.60%	1.82%	1.60	%(D)
Ratio of gross expenses to average net assets	0.78%	0.78%	0.78%	0.80	%(D)
Portfolio turnover rate	28%	44%	32%	15%

(A)	Class I commenced operations on January 31, 2005.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Not annualized.

(D)	Annualized.
See accompanying Notes to Financial Statements.

Page 48	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2007	2006(A)

Diamond Hill Select Fund — Class A
Net asset value at beginning of period	$10.61	$11.17	$10.00

Income (loss) from investment operations:
Net investment income	0.09	0.12	0.10
Net realized and unrealized gains (losses) on investments	(3.55)	0.53	1.27

Total from investment operations	(3.46)	0.65	1.37

Less Distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.08)
Distributions from net realized gains	(0.25)	(1.12)	(0.12)

Total distributions	(0.33)	(1.21)	(0.20)

Net asset value at end of period	$6.82	$10.61	$11.17

Total return(B)	(32.68%)	5.63%	13.66%

Net assets at end of period (000s)	$4,030	$6,841	$10,036

Ratio of net expenses to average net assets	1.28%	1.29%	1.31%
Ratio of net investment income to average net assets	1.10%	0.90%	1.04%
Ratio of gross expenses to average net assets	1.28%	1.29%	1.32%
Portfolio turnover rate	85%	55%	80%

Diamond Hill Select Fund — Class C
Net asset value at beginning of period	$10.56	$11.16	$10.00

Income (loss) from investment operations:
Net investment income	0.02	0.02	0.02
Net realized and unrealized gains (losses) on investments	(3.55)	0.54	1.30

Total from investment operations	(3.53)	0.56	1.32

Less Distributions:
Dividends from net investment income	—	(0.04)	(0.04)
Distributions from net realized gains	(0.25)	(1.12)	(0.12)

Total distributions	(0.25)	(1.16)	(0.16)

Net asset value at end of period	$6.78	$10.56	$11.16

Total return(B)	(33.48%)	4.78%	13.11%

Net assets at end of period (000s)	$3,366	$6,912	$5,661

Ratio of net expenses to average net assets	2.01%	2.03%	2.05%
Ratio of net investment income to average net assets	0.28%	0.23%	0.32%
Ratio of gross expenses to average net assets	2.02%	2.04%	2.06%
Portfolio turnover rate	85%	55%	80%

Diamond Hill Select Fund — Class I
Net asset value at beginning of period	$10.59	$11.16	$10.00

Income (loss) from investment operations:
Net investment income	0.11	0.13	0.09
Net realized and unrealized gains (losses) on investments	(3.58)	0.57	1.32

Total from investment operations	(3.47)	0.70	1.41

Less Distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.13)
Distributions from net realized gains	(0.25)	(1.12)	(0.12)

Total distributions	(0.37)	(1.27)	(0.25)

Net asset value at end of period	$6.75	$10.59	$11.16
	s
Total return	(32.85%)	6.10%	14.04%

Net assets at end of period (000s)	$7,489	$4,667	$3,220

Ratio of net expenses to average net assets	0.87%	0.88%	0.84%
Ratio of net investment income to average net assets	1.58%	1.37%	1.47%
Ratio of gross expenses to average net assets	0.87%	0.89%	0.86%
Portfolio turnover rate	85%	55%	80%

(A)	Class A, Class C, and Class I commenced operations on December 31, 2005, and commenced public offering and investment operations on January 3, 2006.

(B)	Total returns shown exclude the effect of applicable sales charges.
See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2008	Page 49

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2008	2007	2006	2005(A)		2004

Diamond Hill Long-Short Fund — Class A
Net asset value at beginning of year	$18.40	$18.57	$16.46	$13.67		$11.75

Income (loss) from investment operations:
Net investment income	0.16	0.44	0.26	0.10		0.00	(B)
Net realized and unrealized gains (losses) on investments	(4.52)	0.16	2.52	2.83		1.98

Total from investment operations	(4.36)	0.60	2.78	2.93		1.98

Less Distributions:
Dividends from net investment income	(0.15)	(0.42)	(0.25)	(0.10)		—
Distributions from net realized gains	(0.06)	(0.35)	(0.42)	(0.04)		(0.06)

Total distributions	(0.21)	(0.77)	(0.67)	(0.14)		(0.06)

Net asset value at end of year	$13.83	$18.40	$18.57	$16.46		$13.67

Total return(C)	(23.65%)	3.14%	16.89%	21.46%		16.86%

Net assets at end of year (000s)	$1,110,982	$965,259	$773,161	$180,035		$47,008

Ratio of net expenses to average net assets	1.62%	1.69%	1.77%	1.82%		1.78%
Ratio of net investment income to average net assets	0.95%	2.46%	2.15%	1.12%		0.01%
Ratio of gross expenses to average net assets	1.62%	1.69%	1.77%	1.82%		1.79%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.45%	1.48%	1.51%	1.55%		1.60%
Portfolio turnover rate	59%	59%	83%	58	%(D)	53	% (D)

Diamond Hill Long-Short Fund — Class C
Net asset value at beginning of year	$17.65	$17.88	$15.92	$13.26		$11.48

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.27	0.16	0.03		(0.05)
Net realized and unrealized gains (losses) on investments	(4.32)	0.16	2.38	2.70		1.89

Total from investment operations	(4.28)	0.43	2.54	2.73		1.84

Less Distributions:
Dividends from net investment income	(0.03)	(0.31)	(0.16)	(0.03)		—
Distributions from net realized gains	(0.06)	(0.35)	(0.42)	(0.04)		(0.06)

Total distributions	(0.09)	(0.66)	(0.58)	(0.07)		(0.06)

Net asset value at end of year	$13.28	$17.65	$17.88	$15.92		$13.26

Total return(C)	(24.26%)	2.41%	15.98%	20.58%		16.04%

Net assets at end of year (000s)	$278,069	$303,392	$188,550	$70,891		$20,810

Ratio of net expenses to average net assets	2.37%	2.44%	2.52%	2.57%		2.53%
Ratio of net investment income (loss) to average net assets	0.22%	1.72%	1.40%	0.37%		(0.73%)
Ratio of gross expenses to average net assets	2.37%	2.44%	2.52%	2.57%		2.54%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	2.20%	2.23%	2.26%	2.30%		2.35%
Portfolio turnover rate	59%	59%	83%	58	%(D)	53	% (D)

Diamond Hill Long-Short Fund — Class I
Net asset value at beginning of period	$18.46	$18.63	$16.49	$13.80

Income (loss) from investment operations:
Net investment income	0.19	0.48	0.28	0.14
Net realized and unrealized gains (losses) on investments	(4.51)	0.19	2.59	2.73

Total from investment operations	(4.32)	0.67	2.87	2.87

Less Distributions:
Dividends from net investment income	(0.21)	(0.49)	(0.31)	(0.14)
Distributions from net realized gains	(0.06)	(0.35)	(0.42)	(0.04)

Total distributions	(0.27)	(0.84)	(0.73)	(0.18)

Net asset value at end of period	$13.87	$18.46	$18.63	$16.49

Total return	(23.36%)	3.59%	17.37%	20.81	%(E)

Net assets at end of period (000s)	$657,662	$500,425	$290,734	$56,873

Ratio of net expenses to average net assets	1.24%	1.29%	1.34%	1.39	%(F)
Ratio of net investment income to average net assets	1.33%	2.87%	2.60%	1.71	%(F)
Ratio of gross expenses to average net assets	1.24%	1.29%	1.34%	1.39	%(F)
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.08%	1.08%	1.08%	1.10	%(F)
Portfolio turnover rate	59%	59%	83%	58	%(F)

(A)	Class I commenced operations on January 31, 2005.

(B)	Amount rounds to less than $ 0.005.

(C)	Total returns shown exclude the effect of applicable sales charges.

(D)	The portfolio turnover rate for December 31, 2005 and December 31, 2004 has been revised to include long-term short selling transactions.

(E)	Not annualized.

(F)	Annualized.
See accompanying Notes to Financial Statements.

Page 50	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007(A)	2006	2005	2004

Diamond Hill Financial Long-Short Fund — Class A
Net asset value at beginning of year	$16.20	$20.90	$18.48	$19.10	$17.92

Income (loss) from investment operations:
Net investment income	0.45	0.49	0.23	0.29	0.13
Net realized and unrealized gains (losses) on investments	(7.74)	(4.04)	2.79	(0.24)	2.84

Total from investment operations	(7.29)	(3.55)	3.02	0.05	2.97

Less Distributions:
Dividends from net investment income	(0.42)	(0.47)	(0.24)	(0.30)	(0.13)
Distributions from net realized gains	(0.01)	(0.68)	(0.36)	(0.37)	(1.66)

Total distributions	(0.43)	(1.15)	(0.60)	(0.67)	(1.79)

Net asset value at end of year	$8.48	$16.20	$20.90	$18.48	$19.10

Total return(B)	(44.98%)	(17.05%)	16.35%	0.25%	16.67%

Net assets at end of year (000s)	$7,596	$27,597	$38,978	$17,366	$20,682

Ratio of net expenses to average net assets	1.85%	1.81%	1.70%	1.67%	1.70%
Ratio of net investment income to average net assets	2.37%	2.17%	1.80%	1.41%	0.90%
Ratio of gross expenses to average net assets	1.85%	1.82%	1.70%	1.67%	1.71%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.56%	1.59%	1.62%	—	—
Portfolio turnover rate	74%	55%	45%	28%	36%

Diamond Hill Financial Long-Short Fund — Class C
Net asset value at beginning of year	$15.60	$20.10	$17.84	$18.42	$17.39

Income (loss) from investment operations:
Net investment income	0.21	0.34	0.13	0.15	0.03
Net realized and unrealized gains (losses) on investments	(7.31)	(3.88)	2.63	(0.24)	2.70

Total from investment operations	(7.10)	(3.54)	2.76	(0.09)	2.73

Less Distributions:
Dividends from net investment income	(0.37)	(0.28)	(0.14)	(0.12)	(0.04)
Distributions from net realized gains	(0.01)	(0.68)	(0.36)	(0.37)	(1.66)

Total distributions	(0.38)	(0.96)	(0.50)	(0.49)	(1.70)

Net asset value at end of year	$8.12	$15.60	$20.10	$17.84	$18.42

Total return(B)	(45.49%)	(17.68%)	15.47%	(0.49%)	15.79%

Net assets at end of year (000s)	$1,866	$3,287	$4,620	$2,544	$3,941

Ratio of net expenses to average net assets	2.58%	2.56%	2.45%	2.42%	2.45%
Ratio of net investment income to average net assets	1.76%	1.42%	1.03%	0.67%	0.20%
Ratio of gross expenses to average net assets	2.58%	2.57%	2.45%	2.42%	2.46%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	2.30%	2.34%	2.37%	—	—
Portfolio turnover rate	74%	55%	45%	28%	36%

Diamond Hill Financial Long-Short Fund — Class I
Net asset value at beginning of period	$16.18	$20.90

Income (loss) from investment operations:
Net investment income	0.63	0.37
Net realized and unrealized losses on investments	(7.89)	(3.83)

Total from investment operations	(7.26)	(3.46)

Less Distributions:
Dividends from net investment income	(0.48)	(0.58)
Distributions from net realized gains	(0.01)	(0.68)

Total distributions	(0.49)	(1.26)

Net asset value at end of period	$8.43	$16.18

Total return	(44.79%)	(16.61%)

Net assets at end of period (000s)	$709	$2,464

Ratio of net expenses to average net assets	1.47%	1.41%
Ratio of net investment income to average net assets	2.80%	2.96%
Ratio of gross expenses to average net assets	1.47%	1.42%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.18%	1.18%
Portfolio turnover rate	74%	55%

(A)	Represents the period from commencement of operations (December 31, 2006) through December 31, 2007, and commencement of public offering and investment operations on January 3, 2007 for Class I shares.

(B)	Total returns shown exclude the effect of applicable sales charges.
See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2008	Page 51

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2008	2007	2006	2005(A)		2004

Diamond Hill Strategic Income Fund — Class A
Net asset value at beginning of year	$10.41	$11.71	$11.25	$11.63		$11.58

Income (loss) from investment operations:
Net investment income	0.71	0.68	0.70	0.66		0.64
Net realized and unrealized gains (losses) on investments	(2.19)	(1.20)	0.42	(0.38)		0.19

Total from investment operations	(1.48)	(0.52)	1.12	0.28		0.83

Less distributions:
Dividends from net investment income	(0.64)	(0.67)	(0.66)	(0.66)		(0.64)
Distributions from net realized gains	—	(0.11)	—	—		(0.14)
Return of Capital	(0.01)	—	—	—		—

Total distributions	(0.65)	(0.78)	(0.66)	(0.66)		(0.78)

Net asset value at end of year	$8.28	$10.41	$11.71	$11.25		$11.63

Total return(B)	(14.79%)	(4.78%)	10.26%	2.41%		7.46%

Net assets at end of year (000s)	$31,268	$54,435	$49,372	$31,456		$31,274

Ratio of net expenses to average net assets	1.06%	1.08%	1.12%	1.17%		1.20%
Ratio of net investment income to average net assets	6.60%	6.15%	6.38%	5.74%		5.75%
Ratio of gross expenses to average net assets	1.06%	1.09%	1.12%	1.17%		1.21%
Portfolio turnover rate	95%	142%	43%	66%		84%

Diamond Hill Strategic Income Fund — Class C
Net asset value at beginning of year	$10.41	$11.70	$11.24	$11.63		$11.58

Income (loss) from investment operations:
Net investment income	0.65	0.62	0.62	0.58		0.56
Net realized and unrealized gains (losses) on investments	(2.21)	(1.22)	0.41	(0.40)		0.19

Total from investment operations	(1.56)	(0.60)	1.03	0.18		0.75

Less distributions:
Dividends from net investment income	(0.57)	(0.58)	(0.57)	(0.57)		(0.56)
Distributions from net realized gains	—	(0.11)	—	—		(0.14)
Return of Capital	(0.01)	—	—	—		—

Total distributions	(0.58)	(0.69)	(0.57)	(0.57)		(0.70)

Net asset value at end of year	$8.27	$10.41	$11.70	$11.24		$11.63

Total return(B)	(15.51%)	(5.43%)	9.43%	1.57%		6.70%

Net assets at end of year (000s)	$14,730	$24,638	$26,908	$20,257		$15,560

Ratio of net expenses to average net assets	1.80%	1.83%	1.87%	1.91%		1.95%
Ratio of net investment income to average net assets	5.87%	5.35%	5.63%	5.06%		5.02%
Ratio of gross expenses to average net assets	1.81%	1.84%	1.87%	1.91%		1.96%
Portfolio turnover rate	95%	142%	43%	66%		84%

Diamond Hill Strategic Income Fund — Class I
Net asset value at beginning of period	$10.40	$11.69	$11.23	$11.65

Income (loss) from investment operations:
Net investment income	0.70	0.71	0.73	0.65
Net realized and unrealized gains (losses) on investments	(2.15)	(1.17)	0.44	(0.42)

Total from investment operations	(1.45)	(0.46)	1.17	0.23

Less distributions:
Dividends from net investment income	(0.68)	(0.72)	(0.71)	(0.65)
Distributions from net realized gains	—	(0.11)	—	—
Return of Capital	(0.01)	—	—	—

Total distributions	(0.69)	(0.83)	(0.71)	(0.65)

Net asset value at end of period	$8.26	$10.40	$11.69	$11.23

Total return	(14.55%)	(4.31%)	10.74%	2.03	%(C)

Net assets at end of period (000s)	$50,185	$70,205	$54,302	$25,299

Ratio of net expenses to average net assets	0.67%	0.68%	0.68%	0.70	%(D)
Ratio of net investment income to average net assets	7.05%	6.62%	6.89%	6.57	%(D)
Ratio of gross expenses to average net assets	0.68%	0.68%	0.68%	0.70	%(D)
Portfolio turnover rate	95%	142%	43%	66%

(A)	Represents the period from commencement of operations (January 31, 2005) through December 31, 2005.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Not annualized.

(D)	Annualized.
See accompanying Notes to Financial Statements.

Page 52	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Funds
Notes to Financial Statements
December 31, 2008
Organization
The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”) and Diamond Hill Strategic Income Fund (“Strategic Income Fund”), are each a series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, management investment company. Each Fund is a diversified series of the Trust. Effective December 15, 2008, the Long-Short Fund re-opened to new shareholders.
The Funds offer three classes of shares: Class A, Class C and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.
Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Security valuation — Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available are valued at their “fair value”. In these cases, the Fair Value Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Approximately 0.7% of the Strategic Income Fund’s net assets are being valued using estimates provided by the Fair Value Committee. The Fair Value Committee relied heavily upon analysis of the fund’s portfolio manager in the absence of readily ascertainable market values. These values my differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.
Effective January 1, 2008, the Funds adopted Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Under SFAS No. 157 various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing in less than 61 days of the filing are valued using amortized

Diamond Hill Funds Annual Report December 31, 2008	Page 53

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2008
cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
The following is a summary of the inputs used to value the Funds net assets as of December 31, 2008:

		Level 2 –	Level 3 –
	Level 1 –	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Small Cap Fund	$473,075,710	$—	$—
Small-Mid Cap Fund	32,481,265	—	—
Large Cap Fund	441,534,905	—	—
Select Fund	16,302,710	—	—
Long-Short Fund	2,173,098,234	—	—
Financial Long-Short Fund	10,225,895	—	—
Strategic Income Fund	25,184,001	69,187,985	—

Investments in Securities Sold Short: (Liabilities)
Long-Short Fund	$(421,892,354)	$—	$—
Financial Long-Short Fund	(1,158,668)	—	—
Short sales — The Long-Short Fund, Financial Long-Short Fund and Strategic Income Fund may sell a security they do not own in anticipation of a decline in the value of that security. When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposits with brokers for securities sold short” on the Statements of Assets & Liabilities.
Securities Lending — Effective January 1, 2008, the Board of Trustees approved a securities lending agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”). Under the terms of the agreement, JPMorgan is authorized to loan securities on behalf of the Funds to approved borrowers. In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned. The cash collateral is invested in short term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, net securities lending income shall first be solely paid as credits and offset against costs and other charges incurred by each Fund with JPMorgan. Any remaining securities lending revenue is then paid to the Funds as securities lending income.
As of December 31, 2008, the value of securities loaned and the collateral held were as follows:

	Market Value	Value of
	of Securities Loaned	Collateral Received
Small Cap Fund	$100,528,352	$99,785,166
Small-Mid Cap Fund	$6,972,608	$6,920,413
Large Cap Fund	$28,615,891	$28,808,043
Select Fund	$1,562,519	$1,576,996
Long-Short Fund	$136,581,520	$135,920,420
Financial Long-Short Fund	$500,606	$504,124
Strategic Income Fund	$940,678	$1,029,360
Pursuant to the Funds’ securities lending agreement, and according to normal operating procedures, the custodian segregated an additional $4,417,017, $261,145, $4,591,081 in collateral the following business day for securities on loan in the Small Cap Fund, Small-Mid Cap Fund, and Long-Short Fund, respectively.

Page 54	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2008
Security transactions — Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method.
Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.
Federal income taxes — Each Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2005 through 2008) and have concluded that no provision for income tax is required in their financial statements.
Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Strategic Income Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, and Financial Long-Short Fund. The Funds record distributions received from investments in Real Estate Investment Trusts (REITS) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP in the United States. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.
Investment Transactions
For the year ended December 31, 2008, the purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

	Purchases	Sales
Small Cap Fund	$227,774,566	$144,421,989
Small-Mid Cap Fund	$28,235,070	$22,669,494
Large Cap Fund	$298,390,505	$119,750,157
Select Fund	$14,787,170	$12,894,546
Long-Short Fund	$2,594,060,072	$1,476,556,337
Financial Long-Short Fund	$15,244,544	$19,900,433
Strategic Income Fund	$104,427,529	$98,870,200

Diamond Hill Funds Annual Report December 31, 2008	Page 55

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2008
The Funds pay commissions on the purchase and sale of investment securities. The commissions paid are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. The Funds paid the following commissions during the year ended December 31, 2008:

		Commissions as a %
	Total Commissions	of Average Net Assets
Small Cap Fund	$301,707	0.08%
Small-Mid Cap Fund	$36,439	0.10%
Large Cap Fund	$283,137	0.07%
Select Fund	$14,839	0.10%
Long-Short Fund	$2,825,812	0.10%
Financial Long-Short Fund	$28,006	0.20%
Strategic Income Fund	$32,197	0.03%
Investment Advisory Fees and Other Transactions with Affiliates
The Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Financial Long-Short Fund, and Strategic Income Fund each receive investment management and advisory services from Diamond Hill Capital Management, Inc. (“DHCM”) under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.75%, 0.60%, 0.70%, 0.90%, 1.00%, and 0.50% of the Funds’ average daily net assets, respectively. The advisory agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM (“Administrator”) is paid a fee at an annual rate of 0.30% for Class A and Class C Shares and 0.18% for Class I shares of each Class’ average daily net assets. Prior to April 30, 2008, the fees paid by Class A and Class C Shares were paid at an annual rate of 0.32% of each Class’ average daily net assets. These administrative fees are used to pay most of the Funds’ operating expenses except advisory, distribution, custody, brokerage, taxes, interest, dividend expense on securities sold short, and extraordinary expenses.
Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the “Plans”). Under the Plans, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I shares are not subject to any distribution or shareholder-servicing fees. The Trust entered into a Distribution Agreement on behalf of the Funds with IFS Fund Distributors, Inc. (“Distributor”). Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.
For the year ended December 31, 2008, the Distributor received $10,703, $978, $10,171, $1,048, $159,945, $2,133, and $1,165, in sales commissions from the sales of Class A shares of the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Financial Long-Short Fund, and Strategic Income Fund, respectively. The Distributor also received $2,683, $550, $8,707, $1,809, $118,443, $2,306, and $2,034 of contingent deferred sales charges relating to redemptions of Class C shares of the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Financial Long-Short Fund, and Strategic Income Fund, respectively.
DHCM has an agreement with JPMorgan to provide sub-transfer agent, and sub-administrative services for the Funds. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Trust and its Funds (other than rendering investment advice), preparation of reports, supervision of the Trust’s arrangement with JPMorgan and assistance in the preparation of the Trust’s registration statement under federal and state laws.
Certain officers of the Trust are affiliated with DHCM, JPMorgan or the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

Page 56	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2008
Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
Federal Tax Information
The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid differs from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes and the use of equalization.
The tax character of distributions paid during 2008 and 2007 was as follows:

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	2008	2007	2008	2007	2008	2007	2008	2007

Distributions paid from:
Ordinary income	$3,188,253	$1,804,841	$362,049	$383,749	$6,027,559	$10,040,327	$170,214	$1,494,756
Long-term capital gains	—	23,287,772	—	614,655	3,779,308	15,104,359	568,314	678,617

Total distributions	$3,188,253	$25,092,613	$362,049	$998,404	$9,806,867	$25,144,686	$738,528	$2,173,373

	Long-Short Fund		Financial Long-Short Fund		Strategic Income Fund
	2008	2007	2008	2007	2008	2007

Distributions paid from:
Ordinary income	$22,430,110	$56,499,180	$486,458	$1,693,193	$8,683,372	$9,428,087
Long-term capital gains	9,366,895	22,195,381	—	616,465	—	1,736,617
Return of capital	—	—	—	—	166,756	—

Total distributions	$31,797,005	$78,695,561	$486,458	$2,309,658	$8,850,128	$11,164,704

The following information is computed on a tax basis for each item as of December 31, 2008:

	Small	Small-Mid	Large	Select
	Cap Fund	Cap Fund	Cap Fund	Fund

Tax cost of portfolio investments	$579,723,830	$40,688,329	$554,507,833	$19,945,928

Gross unrealized appreciation	22,670,275	340,431	17,582,358	190,967
Gross unrealized depreciation	(124,901,378)	(8,287,135)	(130,034,793)	(4,015,156)

Net unrealized depreciation	(102,231,103)	(7,946,704)	(112,452,435)	(3,824,189)
Undistributed ordinary income	20,271	4,010	—	—
Capital loss carryforwards	(5,865,271)	(1,041,727)	(43,434,203)	(495,737)
Post-October losses	(420,428)	(420,969)	(398,821)	(320,131)

Accumulated deficit	$(108,496,531)	$(9,405,390)	$(156,285,459)	$(4,640,057)

		Financial	Strategic
	Long-Short	Long-Short	Income
	Fund	Fund	Fund

Tax cost of portfolio investments	$2,789,429,013	$15,036,081	$117,660,316

Gross unrealized appreciation	178,027,798	1,187,181	5,508,824
Gross unrealized depreciation	(712,048,117)	(5,793,329)	(27,059,773)

Net unrealized depreciation	(534,020,319)	(4,606,148)	(21,550,949)
Undistributed ordinary income	19,471	9,629	—
Capital loss carryforwards	(101,454,175)	(8,949,490)	(18,829,658)
Post-October losses	(33,143,409)	(2,591,252)	(4,487,697)

Accumulated deficit	$(668,598,432)	$(16,137,261)	$(44,868,304)

The difference between book basis and tax basis net unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales, investments in Real Estate Investment Trusts and Limited Partnerships.

Diamond Hill Funds Annual Report December 31, 2008	Page 57

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2008
As of December 31, 2008, the Funds had net capital loss carryforwards expiring as follows:

		Expires
	Amount	December 31,

Small Cap Fund	$5,865,271	2016
Small-Mid Cap Fund	1,041,727	2016
Large Cap Fund	43,434,203	2016
Select Fund	495,737	2016
Long-Short Fund	101,454,175	2016
Financial Long-Short Fund	8,949,490	2016
Strategic Income Fund	18,829,658	2016
The Funds also elected to defer until their subsequent tax year capital losses incurred after October 31, 2008. These capital loss carryforwards and “Post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
Reclassification of capital accounts — Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, distributions in excess of net investment income, equalization, and investments in Real Estate Investment Trusts and Limited Partnerships. The following reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis:

		Undistributed	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Losses)

Small Cap Fund	$—	$(71,391)	$71,391
Large Cap Fund	(106)	106	—
Select Fund	(434,685)	3,624	431,061
Long-Short Fund	—	89,345	(89,345)
Financial Long-Short Fund	—	115	(115)
Strategic Income Fund	(166,756)	82,356	84,400

Page 58	Diamond Hill Funds Annual Report December 31, 2008

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
the Diamond Hill Funds
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diamond Hill Funds (comprised of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund, and Diamond Hill Strategic Income Fund) (collectively, the “Funds”) as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Diamond Hill Funds at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.
Cincinnati, Ohio
February 26, 2009

Diamond Hill Funds Annual Report December 31, 2008	Page 59

Diamond Hill Funds
Other Items
December 31, 2008
(Unaudited)
Dividends Received Deduction
For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction:

Small Cap Fund	100%
Small-Mid Cap Fund	100%
Large Cap Fund	100%
Select Fund	100%
Long-Short Fund	100%
Financial Long-Short Fund	100%
Strategic Income Fund	48%
Qualified Dividend Income
The Funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Corinth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-div for the calendar year 2008.
Proxy Voting
The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s website at http://www.sec.gov.
Portfolio Disclosure
The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.

Page 60	Diamond Hill Funds Annual Report December 31, 2008

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited)
All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and distribution fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.
We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over the six-month period covered by this report if you invested $1,000 in the Fund, using the Funds’ actual return and operating expenses for the six months ended December 31, 2008. The examples use actual net operating expenses applicable to that class. The calculation does not reflect sales charges (loads). If this cost was included, your costs would have been higher. The examples contain two sets of numbers, one using the actual return earned by each class of each Fund during the six months ended December 31, 2008, and one using a hypothetical 5% annual return (2.5% for the reporting period).

							Fund’s
	Account value		Account value		Expenses paid		annualized
	at the beginning		at the end		during		expense
	of the period ($)		of the period ($)		the period ($)		ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual

Small Cap Fund
Class A	$1,000.00	$1,000.00	$750.80	$1,018.39	$5.91	$6.81	1.34%
Class C	$1,000.00	$1,000.00	$747.70	$1,014.61	$9.20	$10.61	2.10%
Class I	$1,000.00	$1,000.00	$752.40	$1,020.28	$4.25	$4.90	0.97%
Small-Mid Cap Fund
Class A	$1,000.00	$1,000.00	$703.30	$1,018.50	$5.65	$6.70	1.32%
Class C	$1,000.00	$1,000.00	$700.60	$1,014.94	$8.67	$10.27	2.03%
Class I	$1,000.00	$1,000.00	$704.30	$1,020.53	$3.92	$4.65	0.92%
Large Cap Fund
Class A	$1,000.00	$1,000.00	$721.60	$1,019.38	$4.96	$5.81	1.15%
Class C	$1,000.00	$1,000.00	$718.40	$1,015.62	$8.18	$9.59	1.89%
Class I	$1,000.00	$1,000.00	$723.00	$1,021.30	$3.31	$3.88	0.76%
Select Fund
Class A	$1,000.00	$1,000.00	$741.70	$1,018.62	$5.68	$6.58	1.30%
Class C	$1,000.00	$1,000.00	$737.10	$1,015.04	$8.77	$10.17	2.01%
Class I	$1,000.00	$1,000.00	$739.90	$1,020.80	$3.77	$4.38	0.86%
Long-Short Fund
Class A	$1,000.00	$1,000.00	$782.30	$1,016.88	$7.36	$8.33	1.64%
Class C	$1,000.00	$1,000.00	$779.10	$1,013.10	$10.71	$12.11	2.39%
Class I	$1,000.00	$1,000.00	$783.80	$1,018.77	$5.67	$6.42	1.27%
Financial Long-Short Fund
Class A	$1,000.00	$1,000.00	$767.10	$1,015.99	$8.08	$9.22	1.82%
Class C	$1,000.00	$1,000.00	$764.70	$1,012.41	$11.23	$12.80	2.53%
Class I	$1,000.00	$1,000.00	$768.80	$1,017.95	$6.36	$7.25	1.43%
Strategic Income
Class A	$1,000.00	$1,000.00	$867.30	$1,019.83	$4.96	$5.36	1.06%
Class C	$1,000.00	$1,000.00	$864.00	$1,016.15	$8.37	$9.06	1.79%
Class I	$1,000.00	$1,000.00	$868.90	$1,021.81	$3.11	$3.36	0.66%
You can find more information about the Fund’s expenses, including annual expense ratios for historical periods in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

Diamond Hill Funds Annual Report December 31, 2008	Page 61

Diamond Hill Funds
Management of the Trust (unaudited)
Listed in the charts below is basic information regarding the Trustees and officers of the Trust.
TRUSTEES:

				Number of
				Portfolios in
Name/				Fund Complex
Address/[1]	Position(s)	Term of Office[2] and	Principal Occupation(s)	Overseen by
Age	Held with Trust	Length of Time Served	At Least The Last 5 Years	Trustee

Thomas E. Line Year of Birth: 1967	Chairman Trustee	Since November 2005	Senior Managing Director and Chief Financial Officer, Red Capital Group (mortgage and investment banking subsidiary of National City Bank), October 2005 to the present; Vice President and Treasurer, Red Capital Group, September 2004 to October 2005; President, Focused Financial Consulting, Inc. (financial consulting), March 2002 to September 2004; Chief Operating Officer, Meeder Financial, Inc. (parent of investment adviser and mutual fund servicing companies), June 1998 to March 2002.	7

Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Attorney and Partner-in-charge, Columbus Ohio office - Jones Day	7

D’Ray Moore Year of Birth: 1959	Trustee	Since August 2007	Retired, Community Volunteer. Trustee of American Performance Funds from October 2004 to October 2007.	7

George A. Skestos Year of Birth: 1968	Trustee	Since August 2000	Managing Member, Arcadia Holdings, LLC (private investment banking firm), May 2001 to the present; President of Homewood Corporation (real estate development firm), January 2000 to the present.	7
PRINCIPAL OFFICERS:

Name/
Address/[1]	Position(s)	Term of Office and	Principal Occupation(s)
Age	Held with Trust	Length of Time Served	At Least the Last 5 Years

James F. Laird, Jr.[3] Year of Birth: 1957	President	Since December 2001	Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001. President of Diamond Hill Securities since July 2001. Vice President Corporate Strategy with Nationwide Insurance from January 2001 to July 2001. Senior Vice President Product Development with Villanova Capital from February 1999 through December 2000.

Gary R. Young[3] Year of Birth: 1969	Treasurer, Secretary and Chief Compliance Officer	Since May 2004 Since September 2004	Controller of Diamond Hill Investment Group, Inc. since April 2004. Director of Mutual Fund Administration with Banc One Investment Advisors October 1998 through April 2004. Vice President and Manager of Mutual Fund Accounting and Financial Reporting with First Chicago NBD January 1996 through October 1998.

[1]	The address of each Trustee and Officer is 325 John H. McConnell Boulevard — Suite 200, Columbus, Ohio 43215.

[2]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

[3]	Mr. Laird and Mr. Young are each an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because of their relationship with Diamond Hill Capital Management, Inc.
The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

Page 62	Diamond Hill Funds Annual Report December 31, 2008

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DIAMOND HILL®
funds

325 John H. McConnell Blvd., Suite 200
Columbus, Ohio 43215

614.255.3333
www.diamond-hill.com

Investment Adviser
Diamond Hill Capital Management, Inc.

Distributor
IFS Fund Distributors, Inc.
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

For additional information, call:
J.P. Morgan Chase Bank N.A.
TOLL FREE 888.226.5595

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. 2.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Thomas E. Line is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. Audit fees totaled $95,100 and $102,300 in fiscal 2008 and 2007, respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.
(b) Audit-Related Fees. There were no audit-related fees in fiscal 2008 and 2007.
(c ) Tax Fees. Fees for tax compliance and consultative services totaled $32,600 and $35,050 in fiscal 2008 and 2007, respectively.
(d) All Other Fees. There were no other fees in fiscal 2008 and 2007.
(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.
(e)(2) None of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the Audit Committee.
(f) Not applicable
(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $32,600 and $35,050 in 2008 and 2007, respectively.
(h) Not applicable
Item 5. Audit Committee of Listed Companies.
Not applicable.
Item 6. Schedule of Investments.
The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
On August 18, 2005, the Board of Trustees of the Diamond Hill Funds adopted a “Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust”.

Item 11. Controls and Procedures.
(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Diamond Hill Funds
By (Signature and Title)

/s/ James F. Laird, Jr.
James F. Laird, Jr.

President

Date: March 5, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)

/s/ James F. Laird, Jr.
James F. Laird, Jr.
President

Date: March 5, 2009

By (Signature and Title)

/s/ Gary R. Young
Gary R. Young.
Treasurer and Chief Financial Officer

Date: March 5, 2009